SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PIMCO Corporate & Income Opportunity Fund

PIMCO Corporate & Income Strategy Fund

PIMCO Dynamic Credit Income Fund

PIMCO Dynamic Income Fund

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund

PIMCO Income Opportunity Fund

PIMCO Strategic Income Fund, Inc.

PCM Fund, Inc.

PIMCO California Municipal Income Fund

PIMCO California Municipal Income Fund II

PIMCO California Municipal Income Fund III

PIMCO Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO New York Municipal Income Fund

PIMCO New York Municipal Income Fund II

PIMCO New York Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIMCO CORPORATE & INCOME OPPORTUNITY FUND

PIMCO CORPORATE & INCOME STRATEGY FUND

PIMCO DYNAMIC CREDIT INCOME FUND

PIMCO DYNAMIC INCOME FUND

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

PIMCO HIGH INCOME FUND

PIMCO INCOME OPPORTUNITY FUND

PIMCO STRATEGIC INCOME FUND, INC.

PCM FUND, INC.

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

1633 Broadway

New York, New York 10019

For proxy information, please call [—]

Dear Shareholder:

On behalf of the Boards of Trustees/Directors of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc. (formerly known as PIMCO Strategic Global Government Fund, Inc.), PCM Fund, Inc., PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each, a “Fund” and, collectively, the “Funds”), we are pleased to invite you to a Joint Special Meeting of Shareholders (the “Special Meeting”) of each Fund to be held on June 9, 2014, at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, at 9:30 A.M., Eastern Time.

As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, the shareholders of each Fund will be asked to approve a new Investment Management Agreement (the “Proposed Agreement”) between the

Fund and PIMCO, which currently serves as sub-adviser to each Fund. Upon shareholder approval and effectiveness of the Proposed Agreement with respect to a Fund, PIMCO will become the Fund’s investment manager and begin providing supervisory and administrative services along with the day-to-day portfolio management services it currently provides to the Fund as its sub-adviser. Upon the effectiveness of the Proposed Agreement for a Fund, the current investment management agreement between the Fund and Allianz Global Investors Fund Management LLC (“AGIFM”) and portfolio management agreement between AGIFM and PIMCO will terminate. If the Proposed Agreement is approved by shareholders with respect to a Fund, the Proposed Agreement will become effective for such Fund at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its shareholders.

Your vote is important

After considering the proposal, each Fund’s Board of Trustees/Directors unanimously voted to approve the Proposed Agreement for the Fund and to recommend that the shareholders of the Fund vote in favor of the proposal, as more fully described in the accompanying Proxy Statement.

Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, [—], telephone you, and to ensure that the special meeting can be held as scheduled. Please call [—] if you have any questions about the Proxy Statement or the proposals, or if you would like additional information.

Thank you in advance for your participation in this Joint Special Meeting of Shareholders.

Sincerely,

Hans W. Kertess

Chairman of the Boards

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

PIMCO CORPORATE & INCOME STRATEGY FUND

PIMCO DYNAMIC CREDIT INCOME FUND

PIMCO DYNAMIC INCOME FUND

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

PIMCO HIGH INCOME FUND

PIMCO INCOME OPPORTUNITY FUND

PIMCO STRATEGIC INCOME FUND, INC.

PCM FUND, INC.

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

1633 Broadway

New York, New York 10019

To the Shareholders of PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc. (formerly known as PIMCO Strategic Global Government Fund, Inc.), PCM Fund, Inc., PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II and PIMCO New York Municipal Income Fund III (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Special Meeting of Shareholders (the “Special Meeting”) of the Funds will be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 at 9:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	The approval of a new Investment Management Agreement between each Fund and PIMCO; and

2.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The Board of Trustees/Directors of each Fund unanimously recommends that you vote FOR the proposal specified in 1. above.

The Board of Trustees/Directors of each Fund has fixed the close of business on April 9, 2014 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees/Directors of each Fund.

By order of the Board of Trustees/Directors of each Fund,

Thomas J. Fuccillo
Secretary

New York, New York

[—], 2014

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, [—], telephone you, and to ensure that the special meeting can be held as scheduled. Please call [—] if you have any questions about the Proxy Statement or the proposals, or if you would like additional information.

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

PIMCO CORPORATE & INCOME STRATEGY FUND

PIMCO DYNAMIC CREDIT INCOME FUND

PIMCO DYNAMIC INCOME FUND

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

PIMCO HIGH INCOME FUND

PIMCO INCOME OPPORTUNITY FUND

PIMCO STRATEGIC INCOME FUND, INC.

PCM FUND, INC.

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PIMCO MUNICIPAL INCOME FUND

PIMCO MUNICIPAL INCOME FUND II

PIMCO MUNICIPAL INCOME FUND III

PIMCO NEW YORK MUNICIPAL INCOME FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PIMCO NEW YORK MUNICIPAL INCOME FUND III

1633 Broadway

New York, New York 10019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 9, 2014

This proxy statement (the “Proxy Statement”) and the Annual Report to Shareholders for the most recently completed fiscal year for each of the above listed Funds are also available at us.allianzgi.com/closedendfunds.

PROXY STATEMENT

[—], 2014

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2014

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees/Directors (collectively, the “Board”) of the shareholders of PIMCO Corporate & Income Opportunity Fund (“PTY”), PIMCO Corporate & Income Strategy Fund (“PCN”), PIMCO Dynamic Credit Income Fund (“PCI”), PIMCO Dynamic Income Fund (“PDI”), PIMCO Global StocksPLUS® & Income Fund (“PGP”), PIMCO High Income Fund (“PHK”), PIMCO Income Opportunity

Fund (“PKO”), PIMCO Strategic Income Fund, Inc. (formerly known as PIMCO Strategic Global Government Fund, Inc.) (“RCS”), PCM Fund, Inc. (“PCM”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO California Municipal Income Fund III (“PZC”), PIMCO Municipal Income Fund (“PMF”), PIMCO Municipal Income Fund II (“PML”), PIMCO Municipal Income Fund III (“PMX”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO New York Municipal Income Fund II (“PNI”) and PIMCO New York Municipal Income Fund III (“PYN”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Special Meeting of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014, at 9:30 A.M., Eastern Time.

The Notice of Joint Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to shareholders on or about [—], 2014.

The Special Meeting is scheduled as a joint meeting of the holders of all shares of each Fund, which consists of holders of common shares of beneficial interest (“Common Shares”) of each Fund (the “Common Shareholders”) and holders of preferred shares of beneficial interest (“Preferred Shares” and, together with the Common Shares, the “Shares”) of PTY, PCN, PHK, PCQ, PCK, PZC, PMF, PML, PMX, PNF, PNI and PYN (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote separately on the proposal set forth herein (the “Proposal”) and on any other matters that may properly be presented for a vote by the Shareholders of that Fund at the Special Meeting. With respect to the Proposal, and on any other matters to properly come before the Special Meeting, the Preferred Shareholders of a Fund, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on April 9, 2014 as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Special Meeting. As summarized below, Shareholders of each Fund have the right to vote on:

1.	The approval of a new Investment Management Agreement between the Fund and PIMCO; and

2.	The transaction of such other business as may properly come before the Special Meeting.

Section I of this Proxy Statement contains information relating to the Proposal to approve a new Investment Management Agreement between each Fund and PIMCO. Section II contains additional background information about the Funds, their current and proposed investment manager, and other matters. Section III contains general information about the Special Meeting and shareholder voting.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Special Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Special Meeting and voting in person. Please call [—] for information on how to obtain directions to attend the Special Meeting and vote in person. If any proposal for a Fund, other than the Proposal set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. Allianz Global Investors Fund Management LLC (“AGIFM”) currently serves as the investment manager of each Fund and retains its affiliate, PIMCO, to serve as the sub-adviser of each Fund. Additional information about AGIFM and PIMCO may be found under “Information about AGIFM” and “Information about PIMCO,” respectively, below.

Please read the Proxy Statement before voting on the Proposal for your Fund. Please call [—] if you have any questions about the Proxy Statement or the Proposal, or if you would like additional information.

PIMCO (and not the Funds) will bear all expenses associated with the Special Meeting. The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement, please call [—].

Each Fund’s most recent annual and semi-annual reports to Shareholders are available at no cost. You may read, print, or request mail delivery of a copy of such reports through our website at us.allianzgi.com/closedendfunds. You may also request a report by calling [—] or by writing to the Funds at 1633 Broadway, New York, New York, 10019.

I. PROPOSAL: APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

Overview

The following questions and answers provide an overview of the Proposal on which you are being asked to vote. Please read the remainder of this Proxy Statement for additional information and further details about the Proposal and the Board’s and PIMCO’s rationale for recommending it to Shareholders. Your vote is important.

QUESTIONS AND ANSWERS

Q:	WHAT IS BEING PROPOSED?

A:	The Board and PIMCO are recommending that PIMCO, the Funds’ current sub-adviser, replace its affiliate AGIFM as the investment manager of each Fund pursuant to a proposed new investment management agreement between the Fund and PIMCO (the “Proposed Agreement”). Under the Proposed Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to each Fund as its sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to each Fund as its investment manager. The same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and/or oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Funds.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A:	The Board recommends that you vote “FOR” the Proposal for your Fund, as described in this Proxy Statement.

Q:	WHY ARE THE BOARD AND PIMCO RECOMMENDING THIS CHANGE IN THE FUNDS’ MANAGEMENT STRUCTURE AT THIS TIME?

A:

AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz SE (ALV.XE) (“Allianz”); each is a direct or indirect subsidiary of Allianz Asset Management of America L.P.

(“AAM”). Effective January 1, 2012, Allianz reorganized its asset management business under AAM to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars). The reorganization was also designed to allow for clearer branding and product differentiation between PIMCO and Allianz Global Investors for intermediaries, clients and the investing public to allow for greater focus and exposure for the breadth and strength of products of both the PIMCO and Allianz Global Investors brands worldwide.

While AGIFM has served the Funds well for many years, the proposal to replace AGIFM with PIMCO as the Funds’ investment manager and assume responsibility for supervisory and administrative services for the Funds is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Funds and AGIFM will continue to serve as manager/administrator for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

As described below, the Board and PIMCO also believe that the Proposal will benefit Shareholders of each Fund.

Q:	WHAT ARE THE EXPECTED BENEFITS TO SHAREHOLDERS OF MOVING TO THE NEW PIMCO-ONLY MANAGEMENT STRUCTURE?

A:	The Board and PIMCO believe that the Funds’ Shareholders will benefit by moving to a PIMCO-only management structure. This is because PIMCO can offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which we believe will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and we believe that the Funds and Shareholders will benefit by having all these services provided “under one roof” by the highly experienced team at PIMCO.

Consistent with the rationale behind the broader Allianz Global Investors/PIMCO restructuring mentioned above, the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally. In this regard, we believe that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products.

Q:	WILL THE FEES AND EXPENSES CHARGED BY THE FUNDS TO SHAREHOLDERS CHANGE OR INCREASE AS A RESULT OF THE PROPOSAL?

A:	In connection with the proposed management transition, the Board and PIMCO are proposing that the Funds’ adopt a so-called “unified” management fee structure under the Proposed Agreement, consistent with the fee structure in place for other U.S. registered funds and other products managed by PIMCO.

Currently, each Fund pays an investment management fee under its existing investment management agreement with AGIFM (each, a “Current Agreement,” and, together, the “Current Agreements”), which covers portfolio management services and certain administrative services provided by AGIFM. AGIFM, in turn, retains PIMCO as sub-adviser pursuant to a portfolio management agreement for each Fund between AGIFM and PIMCO (each, a “Portfolio Management Agreement,” and, together, the “Portfolio Management Agreements”) to provide the portfolio management services required under each Current Agreement, and AGIFM compensates PIMCO for such services out of the investment management fees it receives under the Fund’s Current Agreement. In addition to the management fee it pays under its Current Agreement, each Fund directly bears expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Funds.

In contrast, under the Proposed Agreement, each Fund would pay PIMCO a management fee that covers the portfolio management and administrative services covered under the Current Agreement, and PIMCO, at its expense, would be required to procure most other supervisory and administrative services required by the Funds that are currently paid for or incurred by the Funds directly outside of the Current Agreements (such fees and expenses, “Operating Expenses”). Operating Expenses include, but are not limited to, expenses of most third-party services providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services required for the Funds’ daily operations.

The Board and PIMCO believe that the proposed new “unified” fee structure would be beneficial for Common Shareholders because it provides a unified management fee (including Operating Expenses) structure that is essentially fixed, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The proposed unified fee structure also generally insulates the Funds and Common Shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (while at the same time PIMCO would benefit from related reductions in such expenses).

Because the proposed unified fee arrangement under the Proposed Agreement covers a greater amount of supervisory and administrative services and related costs than under the Current Agreements, the proposed contractual management fee rates under the Proposed Agreement for each Fund are higher than the management fee rates currently imposed under the corresponding Current Agreement (except for PDI and PCI, whose proposed management fee rates are the same under the Proposed Agreement as they are under the corresponding Current Agreements). However, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimates will result in the Fund’s total expenses paid by Common Shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). PIMCO therefore estimates that the proposed new arrangement will result in an overall savings to Common Shareholders of each Fund under ordinary circumstances. In developing the proposed fee structure for each Fund other than PDI and PCI, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a unified fee rate for the Fund. With respect to PDI and PCI, PIMCO, after discussions with the Board, determined to propose a unified management fee rate under the Proposed Agreement at the same rate that is currently charged under the Current Agreements for those Funds, such that PIMCO will bear all Operating Expenses for those Funds under the proposed new unified fee structure with no increase in the fee rate charged under the current non-unified fee structure. The proposed fee rates are designed to allow the Funds and their Common Shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition. The anticipated savings to each Fund are reflected in the “Operating Expenses” table below.

There is no assurance that a Fund’s total expenses paid under the Proposed Agreement will not exceed what the Fund would incur under its Current Agreement in certain circumstances, including if the Fund’s Operating Expenses (which are currently borne by the Fund outside of its Current Agreement and would be borne by PIMCO under the Proposed Agreement) decline in future periods. Also, the proposed unified fee rates under the Proposed Agreement would be charged for applicable Funds on assets attributable to preferred shares and/or certain other forms of leverage that may be obtained and utilized by a Fund. Under the Proposed Agreement, because a Fund’s outstanding leverage on which the fee is charged may vary, a Fund’s total expenses paid by Common Shareholders could be higher or lower under the Proposed Agreement than is estimated and could exceed what a Fund would incur under its Current Agreement. The Funds would be required to directly bear certain expenses outside of the Proposed Agreement which the Funds also directly bear under the Current Agreements, including fees and expenses of the Trustees/Directors who are not “interested persons” of the Funds (each, an “Independent Trustee/Director” and, collectively, the “Independent Trustees/Directors”) as defined in the 1940 Act and their counsel, interest expense and other expenses associated with incurring leverage, fees and expenses of any underlying funds or pooled vehicles in which a Fund invests, dividend and interest expense associated with short positions, other portfolio transaction expenses and extraordinary legal expenses, among others. These categories of expenses will be variable under both the Current and Proposed Agreements, and may result in higher or lower total expenses for a Fund in comparison to calendar year 2013 or other periods, but would not be expected to differ as between the current and proposed fee and expense structures. It is noted that Preferred Shareholders of applicable Funds do not bear any portion of a Fund’s management fees or other expenses and therefore should not be impacted economically by the proposed new fee and expense structure.

The tables below are intended to help you understand how the fees and expenses paid by the Funds would differ under the Current Agreements and the Proposed Agreement (i.e., giving effect to the unified fee structure). The “Contractual Management Fee Rates” table shows the contractual management fee rates under the Current Agreements and the proposed contractual management fee rates under the Proposed Agreement. The “Operating Expenses” table shows each Fund’s actual aggregate Operating Expenses (expressed in dollars) incurred during calendar year 2013 and compares, for each Fund, the actual aggregate Operating Expenses incurred by the Fund in calendar year 2013 plus its management fee paid to AGIFM under the Current Agreements in calendar year 2013 (i.e., essentially the same fees and expenses that are proposed to be covered by the unified fee rate under the Proposed Agreement) to estimates of the aggregate management fee (which includes the Fund’s Operating Expenses) that the Fund would have paid PIMCO under the Proposed Agreement if the Proposed Agreement and unified fee had been in place for calendar year 2013, taking into account the effects of the Fund’s leverage outstanding for calendar year 2013. The “Operating Expenses” table does not reflect fees and expenses paid by the Funds during calendar year 2013 that would not be covered under the unified fee rate, as discussed above. The “Effective Management Fees and Annual Expenses” table compares the effective management fee rates and total annual expense ratios for each Fund under the Current Agreements for calendar year 2013 and estimates under the Proposed Agreement for the same period, taking into account the effects of the Fund’s average leverage outstanding for calendar year 2013 (unless otherwise noted). As discussed below, the management fees with respect to certain Funds are, and would continue to be under the Proposed Agreement, calculated based on the Fund’s average daily “net assets,” which include assets attributable to preferred shares outstanding, while the management fees with respect to certain other Funds are, and under the Proposed Agreement would continue to be, calculated based on the average daily “total managed assets,” which include assets attributable to preferred shares and other types of leverage (such as borrowings, reverse repurchase agreements and/or dollar rolls). Additional information about the Current Agreements and Proposed Agreement may be found under “Description of the Current Agreements” and “Description of the Proposed Agreement,” respectively, in this Proxy Statement. Please see “Description of the Proposed Agreement—Annual Expenses and Pro Forma Annual Expenses” for additional information regarding fees and expenses under the Current and Proposed Agreements.

Contractual Management Fee Rates

Fund	Contractual Management Fee Rate under Current Agreements	Proposed Contractual Management Fee Rate under Proposed Agreement
PTY[1]	0.600%	0.650%
PCN[1]	0.750%	0.810%
PCI[2]	1.150%	1.150%
PDI[2]	1.150%	1.150%
PGP[3]	1.000%	1.105%
PHK[1]	0.700%	0.760%
PKO[4]	1.000%	1.055%
RCS[1]	0.850%	0.955%
PCM[4]	0.800%	0.900%
PCQ[1]	0.650%	0.705%
PCK[1]	0.650%	0.705%
PZC[1]	0.650%	0.715%
PMF[1]	0.650%	0.705%
PML[1]	0.650%	0.685%
PMX[1]	0.650%	0.705%
PNF[1]	0.650%	0.770%
PNI[1]	0.650%	0.735%
PYN[1]	0.650%	0.860%

1.	Management fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
2.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

3.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

4.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

Operating Expenses

Fund	Actual Aggregate Operating Expenses[1] in Calendar Year 2013	Actual Aggregate Operating Expenses Plus Management Fees Paid to AGIFM in Calendar Year 2013 Under Current Agreements	Estimated Pro Forma Aggregate Management Fees PIMCO Would Have Been Paid in Calendar Year 2013 Under Proposed Agreement[2]	% Difference Between the Actual Aggregate Operating Expenses Plus Management Fees Paid to AGIFM and Estimated Pro Forma Aggregate Management Fees PIMCO Would Have Been Paid
PTY	$988,694	$9,840,757	$9,584,004	-2.6%
PCN	$579,060	$6,432,696	$6,316,884	-1.8%
PCI[3]	$1,275,867	$46,216,415	$44,940,548	-2.8%
PDI	$587,028	$29,969,400	$29,382,372	-2.0%
PGP	$302,956	$2,523,081	$2,453,608	-2.8%
PHK	$1,055,201	$10,290,448	$10,026,635	-2.6%
PKO	$449,108	$6,802,801	$6,706,622	-1.4%
RCS	$518,635	$3,791,150	$3,675,870	-3.0%
PCM	$272,138	$1,973,519	$1,914,838	-3.0%
PCQ	$291,863	$2,902,294	$2,831,876	-2.4%
PCK	$308,847	$3,079,960	$3,005,405	-2.4%
PZC	$274,191	$2,460,423	$2,405,585	-2.2%
PMF	$363,725	$3,675,541	$3,592,609	-2.3%
PML	$480,320	$7,449,436	$7,342,653	-1.4%
PMX	$356,874	$3,749,931	$3,678,556	-1.9%
PNF	$204,024	$1,063,541	$1,017,449	-4.3%
PNI	$215,462	$1,489,206	$1,440,236	-3.3%
PYN	$220,442	$757,327	$710,761	-6.1%

1.

As noted above, “Operating Expenses” do not include certain expenses that would not be covered under the unified fee rate (and which the Funds also directly bear under the Current Agreements), including fees and expenses of the Independent Trustees/Directors of the Funds and their counsel, interest expense and other expenses associated with incurring leverage, fees and expenses of any underlying funds or pooled vehicles in which a Fund invests, dividend and interest expense associated with short positions, other portfolio transaction expenses and extraordinary legal expenses, among others.

2.

Assuming that a Fund was subject to the Proposed Agreement (rather than its Current Agreement) during the entire calendar year ended December 31, 2013. The pro forma aggregate management fees also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as discussed above).
3.	Annualized. PCI commenced operations on January 31, 2013.

Effective Management Fees and Annual Expenses

(expressed as a percentage of net assets attributable to Common Shares assuming average leverage used during calendar year 2013)

	Current Fees and Expenses[1]		Proposed Fees and Expenses[2]
Fund	Effective Management Fee Rate Paid to AGIFM Under Current Agreements	Total Annual Expenses in Calendar Year 2013 Under Current Agreements	Estimated Pro Forma Effective Management Fee Rate Paid to PIMCO Assuming the Proposed Agreement Had Been in Effect	Estimated Pro Forma Total Annual Expenses in Calendar Year 2013 Assuming the Proposed Agreement Had Been in Effect
PTY[3]	0.770%	0.913%	0.833%	0.891%
PCN[3]	0.957%	1.098%	1.033%	1.079%
PCI[4,7]	1.373%	1.540%	1.373%	1.501%
PDI[4]	2.099%	3.194%	2.099%	3.152%
PGP[5]	1.494%	1.994%	1.652%	1.947%
PHK[3]	0.899%	1.106%	0.976%	1.081%
PKO[6]	1.493%	1.845%	1.576%	1.822%
RCS[3]	0.850%	1.404%	0.955%	1.374%
PCM[6]	1.291%	2.053%	1.453%	2.009%
PCQ[3]	1.038%	1.355%[8]	1.126%	1.327%[8]
PCK[3]	1.053%	1.399%[8]	1.142%	1.370%[8]
PZC[3]	1.035%	1.380%[8]	1.139%	1.354%[8]
PMF[3]	1.037%	1.288%[8]	1.125%	1.262%[8]
PML[3]	0.989%	1.202%[8]	1.042%	1.186%[8]
PMX[3]	1.019%	1.296%[8]	1.105%	1.274%[8]
PNF[3]	1.009%	1.417%[8]	1.194%	1.363%[8]
PNI[3]	1.090%	1.489%[8]	1.232%	1.448%[8]
PYN[3]	1.062%	1.724%[8]	1.405%	1.632%[8]

1.

Except in the case of PCI as noted in footnote 7 below, reflects each Fund’s actual management fees and total expenses during the calendar year ended December 31, 2013. The management fee rates and total expense ratios reflect that the management fee under the Current Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Current Agreement for the particular Fund (as specified in the footnotes below).

2.

Assumes that the Fund was subject to the Proposed Agreement (rather than its Current Agreement) during the calendar year ended December 31, 2013 and incurred the same level of expenses that are not covered under the proposed unified fee (such as interest expense, fees and expenses of the Independent Trustees/Directors and their counsel and any extraordinary expenses) during the period. The pro forma management fee rates and total expense ratios also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as specified in the footnotes below). These expenses are only estimates. The actual expenses could vary and could exceed the amounts shown and/or the amounts the Funds would have incurred under the Current Agreements under certain circumstances. See the discussion above for further information on why these estimates may vary.

3.	Management fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
4.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

5.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

6.

Management fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

7.	Annualized. PCI commenced operations on January 31, 2013.
8.

The total annual expense ratio in calendar year 2013 under the Current Agreements and estimated pro forma total annual expense ratio under the Proposed Agreement reflects the interest expense on floating rate notes paid by the Fund during its most recently completed fiscal year.

Q:	WILL THE FUNDS PAY FOR THIS PROXY SOLICITATION?

A:	No. PIMCO (and not the Funds) has agreed to bear all costs relating to the proxy solicitation and related costs in connection with the Proposal.

Q:	HOW DO I VOTE MY SHARES?

A:	Voting by Internet and Touch-Tone Telephone: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. If you have any questions regarding the Proxy Statement or the Proposal please call [—]. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to [—] by the applicable Fund, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Special Meeting date approaches, you may receive a call from a representative of [—] if your vote has not yet been received.

Voting by Mail: If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Special Meeting and vote in person.

Q:	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE SPECIAL MEETING?

A:	As of the date of this Proxy Statement, the Funds’ officers, PIMCO and AGIFM are not aware of any business to come before the Special Meeting other than the Proposal. If any proposal for a Fund, other than the Proposal set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

The Board’s and PIMCO’s Rationale for the Proposal

Background. AGIFM and PIMCO are affiliates that are part of the global asset management business of Allianz; each is a direct or indirect subsidiary of AAM. Effective January 1, 2012, Allianz reorganized its asset management business under AAM to give better visibility to its two main brands, PIMCO and Allianz Global Investors, and to better enable each asset management business to serve its clients worldwide. Among other significant changes resulting from this reorganization was the establishment of a U.S. registered broker-dealer subsidiary of PIMCO in the United States, known as PIMCO Investments LLC, which now distributes all funds managed and administered exclusively by PIMCO in the United States, a role it assumed from another Allianz affiliate that previously distributed both Allianz Global Investors funds and products and funds and products managed and administered exclusively by PIMCO. PIMCO has also assumed responsibility for distributing its funds and products outside of the United States. Allianz developed this new approach in an effort to move away from a family of boutiques model to a clear “two pillar” structure (i.e., with Allianz Global Investors and PIMCO as the two pillars). The reorganization was also designed to allow for clearer branding and product differentiation between PIMCO and Allianz Global Investors for intermediaries, clients and the investing public to allow for greater focus and exposure for the breadth and strength of products of both the PIMCO and Allianz Global Investors brands worldwide.

While AGIFM has served the Funds well for many years, the proposal to replace AGIFM with PIMCO as the Funds’ investment manager and assume responsibility for supervisory and administrative services for the Funds is a natural next step in the broader PIMCO/Allianz Global Investors reorganization effort initiated in 2012. Following the proposed transition, PIMCO will assume sole management responsibility for the Funds and AGIFM will continue to serve as manager/administrator for numerous other closed- and open-end funds managed within the Allianz Global Investors pillar of the Allianz asset management business.

Operational and Administrative Efficiencies. The Board and PIMCO believe that the Funds’ Shareholders will benefit by moving to a PIMCO-only management structure due, in part, to the operational and administrative efficiencies that are expected to result from the transition. In coming to this conclusion, the Board and PIMCO considered, among other things, the following factors:

•

PIMCO can offer the Funds an integrated set of high-quality investment management, administrative and distribution/aftermarket support services under a single platform, which the Board and PIMCO believe will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions.

•	The fund administration group at PIMCO, comprised of approximately 140 professionals, currently provides administrative services for approximately $860 billion in assets under management globally,

including over 150 PIMCO open-end funds and exchange-traded funds (ETFs) which, like the Funds, are U.S. registered investment companies.

•	PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds (including RCS and PCM prior to 2009).

•

The PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and the Board and PIMCO believe that the Funds and Shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO.

•

Consistent with the rationale behind the broader Allianz Global Investors/PIMCO restructuring mentioned above, the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally. In this regard, the Board and PIMCO believe that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products.

•

The same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition, and each Fund will continue to have the same investment objective(s) and policies following the transition.

Unified Fee. In addition to the expected benefits of the operational and administrative efficiencies described above, the Board and PIMCO also expect that the “unified” fee structure will provide benefits to the Common Shareholders, including, among others:

•

The unified fee structure provides a management fee (including Operating Expenses) structure that is essentially fixed, making it more predictable under ordinary circumstances in comparison to the current fee and expense rate structure, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) not covered by the Current Agreements can vary over time.

•

The unified fee structure generally insulates the Funds and Common Shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (while at the same time PIMCO would benefit from related reductions in such expenses).

•	The unified fee structure limits the potential risk to the Funds’ Common Shareholders of increased expenses resulting from the constantly evolving regulatory environment.

•

In determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimates will result in the Fund’s total expenses paid by Common Shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement. PIMCO therefore estimates that the proposed new arrangement will result in an overall savings to Common Shareholders of each Fund under ordinary circumstances. The proposed fee rates are designed to allow the Funds and their Common Shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition. As discussed above in the “Questions and Answers” section, there is no assurance that a Fund’s total expenses paid under the Proposed Agreement will not exceed what the Fund would incur under its Current Agreement in certain circumstances.

Description of the Current Agreements

AGIFM currently serves as the investment manager for each Fund pursuant to the applicable Current Agreement. The Board of each Fund (other than PDI and PCI), including a majority of the Independent Trustees/Directors of each Fund, most recently approved the continuation of each Fund’s Current Agreement on June 25, 2013. The Current Agreement for PDI was last approved by the Board on March 10-11, 2014, and the Current Agreement for PCI was last approved by the Board on December 12, 2012. The following chart provides the date of the Current Agreement with respect to each Fund and the date such agreement was last submitted to such Fund’s Shareholders for approval. The Current Agreement for each Fund (other than PCM and RCS) was last submitted to the Fund’s sole initial Shareholder in connection with such Fund’s organization. The Current Agreements for PCM and RCS were last submitted to Shareholders in connection with AGIFM becoming the investment manager of those Funds in 2008.

	Date of Current Agreement	Date Submitted to Shareholders
PTY	11/19/2002	12/16/2002
PCN	11/13/2001	12/13/2001
PCI	12/17/2012	01/25/2013
PDI	05/16/2012	05/23/2012
PGP	05/16/2005	05/23/2005
PHK	04/08/2003	04/08/2003
PKO	11/20/2007	12/20/2007
RCS	08/27/2008	08/27/2008
PCM	04/24/2008	04/23/2008
PCQ	06/20/2001	06/20/2001
PCK	06/18/2002	06/18/2002
PZC	09/17/2002	10/22/2002
PMF	06/20/2001	06/20/2001
PML	06/18/2002	06/18/2002
PMX	09/17/2002	10/22/2002
PNF	06/20/2001	06/20/2001
PNI	06/18/2002	06/18/2002
PYN	09/17/2002	10/22/2002

PIMCO formerly served as the investment manager to PCM and RCS pursuant to separate investment management agreements with those Funds. The investment management agreements between PIMCO and PCM and PIMCO and RCS were terminated on April 23, 2008 and June 10, 2008, respectively, in connection with AGIFM becoming the investment manager, and PIMCO becoming the sub-adviser, to those Funds. Between June 10, 2008 and August 27, 2008, AGIFM and PIMCO served as the investment manager and sub-adviser, respectively, to RCS pursuant to an interim investment management agreement and an interim portfolio management agreement, respectively.

Services. Under the terms of each Current Agreement, AGIFM, subject to the supervision of the Board, is obligated to furnish continuously an investment program for the applicable Fund, to make investment decisions on behalf of the applicable Fund, to place all orders for the purchase and sale of portfolio securities, and to provide administrative services reasonably necessary for the operation of the applicable Fund, including but not limited to furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of the officers and Trustees/Directors of the applicable Fund who are affiliated with AGIFM. Each Current Agreement provides that AGIFM may alternatively, at its expense, select and contract with portfolio managers to perform investment management services for the applicable Fund, in which case the obligation of AGIFM under a Current Agreement with respect to the investment management of a Fund is to determine and review with the portfolio manager the investment policies of the Fund. In such cases, the portfolio manager shall have the obligation of furnishing continuously an investment program, making investment decisions and placing trades for the Fund, adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for the Fund. AGIFM (and not the Fund) is responsible for compensating any such portfolio manager under the Current Agreements. AGIFM, with the Board’s approval, has entered into such agreements (i.e., the Portfolio Management Agreements) with PIMCO with respect to each Fund, as discussed in more detail below.

Compensation. As compensation for AGIFM’s services rendered, and for the facilities furnished and for the expenses borne by AGIFM, each Fund pays AGIFM a management fee under the applicable Current Agreement. The management fees are accrued daily and paid monthly, at the annual rates set forth in the table below.

Annual Management Fee Rate Under each Current Agreement
PTY[1]	0.600%
PCN[1]	0.750%
PCI[2]	1.150%
PDI[2]	1.150%
PGP[3]	1.000%
PHK[1]	0.700%
PKO[4]	1.000%
RCS[1]	0.850%
PCM[4]	0.800%
PCQ[1]	0.650%
PCK[1]	0.650%
PZC[1]	0.650%
PMF[1]	0.650%
PML[1]	0.650%
PMX[1]	0.650%
PNF[1]	0.650%
PNI[1]	0.650%
PYN[1]	0.650%

1.	Fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

2.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

3.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

4.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

In addition to the investment management fees paid by each Fund under its Current Agreement as described above, the Fund currently directly bears expenses for other administrative services and costs outside of its Current Agreement, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services required by the Funds. The fees and expenses for these services are currently included in each Fund’s total expenses and are borne by the Common Shareholders of the Fund.

Termination/Amendment. Each Current Agreement took full force and effect as to the applicable Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) (i.e., approval by the Board of Trustees/Directors, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the Independent Trustees/Directors. Each Current Agreement can also be terminated without penalty at any time (i) by the applicable Fund (either by vote of a majority of the Fund’s outstanding voting securities or by vote of a majority of Trustees/Directors); or (ii) by AGIFM, in each case on sixty (60) days’ written notice delivered to the other party. Additionally, each Current Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). A Current Agreement may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees/Directors of the applicable Fund.

If the Proposal is approved with respect to a Fund, the Fund’s Current Agreement will be terminated in connection with the effectiveness of the Fund’s Proposed Agreement.

Liability. Each Current Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AGIFM, or reckless disregard of its obligations and duties under the applicable Current Agreement, AGIFM, including its officers, directors and partners, will not be subject to any liability to the applicable Fund, or to any shareholder, officer, partner or Trustee/Director thereof, for any act or omission in the course of, or in connection with, rendering services under such Current Agreement.

Description of the Portfolio Management Agreements

PIMCO currently serves as the sub-adviser of each Fund pursuant to the applicable Portfolio Management Agreement between AGIFM and PIMCO. If the Proposal is approved with respect to a Fund, the Fund’s Portfolio Management Agreement will terminate in connection with the effectiveness of the Fund’s Proposed Agreement and the Fund will no longer have a sub-adviser. It is expected that, following the approval of the Proposed Agreement, the same PIMCO investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so in PIMCO’s capacity as investment manager under the Proposed Agreement. For additional information regarding the terms of the Portfolio Management Agreements, please refer to Appendix B.

Description of the Proposed Agreement

At an in-person meeting held on March 10-11, 2014, the Board of each Fund, including the Independent Trustees/Directors, unanimously approved, subject to the approval of the Shareholders of the applicable Fund, the Proposed Agreement between the Fund and PIMCO, a form of which is attached to this Proxy Statement as Appendix A. The description of the Proposed Agreement below is qualified in its entirety by reference to the actual terms of the form of agreement in Appendix A.

Services. Pursuant to the Proposed Agreement, PIMCO shall provide to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice and statistical and economic data and information. Consistent with the investment objective(s), policies and restrictions applicable to each Fund, PIMCO will determine the securities and other assets to be purchased or sold or other techniques to be utilized (including, but not limited to, the incurrence of leverage and securities lending) by the Fund and will determine what portion of the Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested. Under the Proposed Agreement, each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO. If the Proposed Agreement is approved, PIMCO intends for the same teams of investment professionals to continue to manage each Fund’s investment portfolio and, as such, it is not expected that the day-to-day portfolio management services provided to the Funds will change. Unlike the Current Agreements, the Proposed Agreement does not contemplate that PIMCO will select and contract with third-party portfolio managers for the Funds.

In addition, under the terms of the Proposed Agreement, subject to the general supervision of the Board of Trustees/Directors, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of each Fund, including but not limited to the following:

•

the supervision and coordination of matters relating to the operation of each Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursing agent, and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents and other parties performing services or operational functions for each Fund;

•

the provision of adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of each Fund, as well as the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws;

•	the maintenance of the books and records of each Fund;

•	the preparation of all federal, state, local and foreign tax returns and reports for each Fund;

•

the provision of administrative services to Shareholders for each Fund including the maintenance of a shareholder information telephone number, the provision of certain statistical information and performance of the Fund, an internet website (if requested), and maintenance of privacy protection systems and procedures;

•	the preparation and filing of such registration statements and other documents with such authorities as may be required to register and maintain the listing of the Shares of each Fund;

•	the taking of other such actions as may be required by applicable law (including establishment and maintenance of a compliance program for each Fund); and

•	the preparation, filing and distribution of proxy materials, periodic reports to Shareholders and other regulatory filings.

In addition, under the Proposed Agreement, PIMCO will procure, at its own expense, the following services, and will bear expenses associated with the following for each Fund, which expenses are currently borne directly by the Funds:

•	a custodian or custodians for the Funds to provide for the safekeeping of the Funds’ assets;

•	a recordkeeping agent to maintain the portfolio accounting records for the Funds;

•	a transfer agent for the Funds;

•	a dividend disbursing agent or registrar for the Funds;

•

all audits by each Fund’s independent public accountants (except fees to auditors associated with satisfying rating agency requirements for preferred shares or other securities issued by the Fund and other related requirements in a Fund’s organizational documents);

•	valuation services;

•	maintaining each Fund’s tax records;

•

all costs and/or fees incident to meetings of each Fund’s shareholders, the preparation, printing and mailing of each Fund’s prospectuses, notices and proxy statements, press releases and reports to its Shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, the expense of issuing, redeeming, registering and qualifying for sale, common shares with the federal and state securities authorities, and the expense of qualifying and listing Shares with any securities exchange or other trading system;

•	legal services (except for extraordinary legal expenses);

•	costs of printing certificates representing Shares of each Fund;

•	each Fund’s pro rata portion of its fidelity bond and other insurance premiums; and

•	association membership dues.

The Funds (and not PIMCO) will be responsible for certain fees and expenses that are not covered by the unified fee under the Proposed Agreement, which the Funds also directly bear under the Current Agreements. These include, for each Fund, fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees/Directors who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; the salaries and other compensation or expenses, including travel expenses, of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; taxes and governmental fees, if any, levied against the Fund; brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund; expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; costs, including interest expenses, of borrowing money or engaging in other types of leverage financing; costs, including dividend and/or interest expenses and other costs associated with the Fund’s issuance, offering, redemption and maintenance of Preferred Shares, commercial paper or other senior securities for the purpose of incurring leverage; fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; dividend and interest expenses on short positions taken by the Fund; organizational and offering expenses of the Fund, including with respect to Share offerings following the Fund’s initial offering, and expenses associated with tender offers and other Share repurchases and redemptions; extraordinary legal costs; and expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Compensation. Under the Proposed Agreement, as compensation for PIMCO’s services rendered, and for the facilities furnished and for the expenses borne by PIMCO, each Fund will pay PIMCO a management fee, accrued daily and paid monthly, at the annual rates set forth in the table below.

Annual Management Fee Rate Under the Proposed Agreement
PTY[1]	0.650%
PCN[1]	0.810%
PCI[2]	1.150%
PDI[2]	1.150%
PGP[3]	1.105%
PHK[1]	0.760%
PKO[4]	1.055%
RCS[1]	0.955%
PCM[4]	0.900%

Annual Management Fee Rate Under the Proposed Agreement
PCQ[1]	0.705%
PCK[1]	0.705%
PZC[1]	0.715%
PMF[1]	0.705%
PML[1]	0.685%
PMX[1]	0.705%
PNF[1]	0.770%
PNI[1]	0.735%
PYN[1]	0.860%

1.	Fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
2.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

3.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

4.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

As is the case with the Current Agreements, the Proposed Agreement provides that the assets on which the management fee will be charged include assets attributable to any Preferred Shares issued by a Fund and, with respect to certain Funds, other forms of leverage that may be outstanding (such as through reverse repurchase agreements, dollar rolls and/or borrowings). The types of leverage upon which the management fee will be charged for each Fund (which varies from Fund to Fund as noted in the footnotes to the table above) will be the same under the Proposed Agreement as it is for the Fund under its Current Agreement. However, the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement (except for PDI and PCI, whose proposed management fee rates are the same under the Proposed Agreement as they are under the corresponding Current Agreements)

because the unified fee rates under the Proposed Agreement cover the Fund’s Operating Expenses (including certain third-party fees and expenses), which are currently paid for or incurred by the Funds directly outside of the Current Agreements and therefore are not included in the management fee rates under the Current Agreements. Therefore, in general, total expenses payable by Common Shareholders under the Proposed Agreement will vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements (except with respect to PDI and PCI). As under the Current Agreements, because the fees to be received by PIMCO under the Proposed Agreement are based on assets attributable to any Preferred Shares, and, with respect to PCI, PDI, PGP, PKO and PCM, certain other forms of leverage (such as reverse repurchase agreements, dollar rolls and/or borrowings) that may be outstanding, PIMCO has a financial incentive for the Funds to issue or maintain Preferred Shares, or, in the case of PCI, PDI, PGP, PKO and PCM, use and/or increase other forms of leverage, which may result in a conflict of interest between PIMCO and the Common Shareholders of the applicable Fund, and this incentive will be greater with respect to each Fund (other than PDI and PCI) under the Proposed Agreement in comparison to the Current Agreements. However, as always, PIMCO will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation its receives.

Comparison of Fees and Expenses Under the Current Agreements and the Proposed Agreement. The following table provides a comparison of the aggregate fees (expressed in dollars) paid to AGIFM under the Current Agreement for each Fund to the aggregate fees that PIMCO would have received under the Proposed Agreement for such Fund if the Proposed Agreement had been in place for the year ended December 31, 2013. The table also compares each Fund’s total expenses (expressed in dollars) incurred during the year ended December 31, 2013 with estimates of total expenses that the Fund would have incurred under the Proposed Agreement and unified fee structure during the same period.

Fund	Aggregate Management Fees Paid to AGIFM under Current Agreements for Calendar Year 2013	Estimated Pro Forma Aggregate Management Fees PIMCO Would Have Been Paid under the Proposed Agreement for Calendar Year 2013[1]	% Difference Between the Actual and Estimated Pro Forma Management Fees	Total Expenses for Calendar Year 2013		Estimated Pro Forma Total Expenses the Fund Would Have Paid had the Proposed Agreement Been in Effect During Calendar Year 2013[2]		% Difference Between Actual and Estimated Pro Forma Total Expenses
PTY	$8,852,063	$9,584,004	8.3%	$10,502,786		$10,246,034		-2.4%
PCN	$5,853,636	$6,316,884	7.9%	$6,713,453		$6,597,641		-1.7%
PCI[3]	$44,940,548	$44,940,548	0.0%	$50,421,299		$49,145,432		-2.5%
PDI	$29,382,372	$29,382,372	0.0%	$44,715,416		$44,128,388		-1.3%
PGP	$2,220,125	$2,453,608	10.5%	$2,962,573		$2,893,100		-2.3%
PHK	$9,235,246	$10,026,635	8.6%	$11,366,486		$11,102,673		-2.3%
PKO	$6,353,693	$6,706,622	5.6%	$7,849,610		$7,753,431		-1.2%
RCS	$3,272,515	$3,675,870	12.3%	$5,408,290		$5,293,010		-2.1%
PCM	$1,701,380	$1,914,838	12.5%	$2,706,876		$2,648,195		-2.2%
PCQ	$2,610,431	$2,831,876	8.5%	$3,407,484	[4]	$3,337,066	[4]	-2.1%
PCK	$2,771,113	$3,005,405	8.5%	$3,681,684	[4]	$3,607,128	[4]	-2.0%
PZC	$2,186,232	$2,405,585	10.0%	$2,915,611	[4]	$2,860,773	[4]	-1.9%
PMF	$3,311,816	$3,592,609	8.5%	$4,113,194	[4]	$4,030,262	[4]	-2.0%
PML	$6,969,117	$7,342,653	5.4%	$8,469,570	[4]	$8,362,787	[4]	-1.3%
PMX	$3,393,057	$3,678,556	8.4%	$4,312,845	[4]	$4,241,470	[4]	-1.7%
PNF	$859,518	$1,017,449	18.4%	$1,207,071	[4]	$1,160,979	[4]	-3.8%
PNI	$1,273,744	$1,440,236	13.1%	$1,741,319	[4]	$1,692,349	[4]	-2.8%
PYN	$536,885	$710,761	32.4%	$872,030	[4]	$825,464	[4]	-5.3%

1.

Assuming that a Fund was subject to the Proposed Agreement (rather than its Current Agreement) during the entire calendar year ended December 31, 2013. The pro forma aggregate management fees also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as discussed above).

2.

Assuming that a Fund was subject to the Proposed Agreement (rather than its Current Agreement) during the calendar year ended December 31, 2013 and incurred the same level of expenses that are not covered under the proposed unified fee (such as interest expense, fees and expenses of the Independent Trustees/Directors and their counsel and any extraordinary expenses) during the period. The pro forma total expenses also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as discussed above). These expenses are only estimates. The actual expenses could vary and could exceed the amounts shown and/or the amounts the Funds would have incurred under the Current Agreements under certain circumstances. See the discussion above in the “Questions and Answers” section for further information on why these estimates may vary.
3.	Annualized. PCI commenced operations on January 31, 2013.
4.

The total annual expenses in calendar year 2013 under the Current Agreements and estimated pro forma total annual expenses under the Proposed Agreement reflect the interest expense on floating rate notes paid by the Fund during its most recently completed fiscal year.

The table below sets forth the total annual expenses incurred by each Fund during the year ended December 31, 2013 (expressed as a percentage of net assets attributable to Common Shares), broken out by category of service/expense, and estimates of the pro forma total annual expenses that each Fund would have incurred during the same period if the Proposed Agreement had been in place. The table illustrates that “Other Expenses” currently payable by the Funds outside of the Current Agreements would be lower under the Proposed Agreement because each Fund’s Operating Expenses, which are currently included in “Other Expenses” under the Current Agreements, would be paid by PIMCO out of the new unified management fee it receives from the Fund under the Proposed Agreement. Although the management fee rates for each Fund shown in the table below are higher under the Proposed Agreement than under the Fund’s Current Agreement (except for PDI and PCI, whose proposed management fee rates are the same under the Proposed Agreement as they are under the corresponding Current Agreement), in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013 (unless otherwise noted), and proposed a management fee rate that PIMCO estimates will result in the Fund’s total expenses paid by Common Shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement, as indicated in the table below.

Annual Expenses and Pro Forma Annual Expenses

(expressed as a percentage of net assets attributable to Common Shares assuming average leverage used during calendar year 2013)

	PTY		PCN		PCI[9]
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]
Management Fees	0.770%[3]	0.833%[3]	0.957%[3]	1.033%[3]	1.373%[4]	1.373%[4]
Interest Payments on Borrowed Funds	0.003%	0.003%[7]	0.004%	0.004%[7]	0.119%	0.119%[7]
Other Expenses	0.141%	0.055%	0.136%	0.042%	0.048%	0.009%
Total Annual Expenses	0.913%	0.891%	1.098%	1.079%	1.540%	1.501%

	PDI		PGP		PHK
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]
Management Fees	2.099%[4]	2.099%[4]	1.494%[5]	1.652%[5]	0.899%[3]	0.976%[3]
Interest Payments on Borrowed Funds	1.046%	1.046%[7]	0.289%	0.289%[7]	0.052%	0.052%[7]
Other Expenses	0.049%	0.007%	0.211%	0.007%	0.156%	0.053%
Total Annual Expenses	3.194%	3.152%	1.994%	1.947%	1.106%	1.081%

	PKO		RCS		PCM
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]
Management Fees	1.493%[6]	1.576%[6]	0.850%[3]	0.955%[3]	1.291%[6]	1.453%[6]
Interest Payments on Borrowed Funds	0.239%	0.239%[7]	0.412%	0.412%[7]	0.533%	0.533%[7]
Other Expenses	0.113%	0.007%	0.142%	0.008%	0.229%	0.023%
Total Annual Expenses	1.845%	1.822%	1.404%	1.374%	2.053%	2.009%

	PCQ		PCK		PZC
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement
Management Fees	1.038%[3]	1.126%[3]	1.053%[3]	1.142%[3]	1.035%[3]	1.139%[3]
Interest Payments on Borrowed Funds	0.097%[8]	0.097%[8]	0.120%[8]	0.120%[8]	0.110%[8]	0.110%[8]
Other Expenses	0.220%	0.104%	0.226%	0.108%	0.235%	0.105%
Total Annual Expenses	1.355%	1.327%	1.399%	1.370%	1.380%	1.354%

	PMF		PML		PMX
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]
Management Fees	1.037%[3]	1.125%[3]	0.989%[3]	1.042%[3]	1.019%[3]	1.105%[3]
Interest Payments on Borrowed Funds	0.035%[8]	0.035%[8]	0.055%[8]	0.055%[8]	0.070%[8]	0.070%[8]
Other Expenses	0.216%	0.102%	0.157%	0.089%	0.206%	0.099%
Total Annual Expenses	1.288%	1.262%	1.202%	1.186%	1.296%	1.274%

	PNF		PNI		PYN
	Under Current Agreement[1]	Estimated Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Pro Forma Under Proposed Agreement[2]	Under Current Agreement[1]	Pro Forma Under Proposed Agreement[2]
Management Fees	1.009%[3]	1.194%[3]	1.090%[3]	1.232%[3]	1.062%[3]	1.405%[3]
Interest Payments on Borrowed Funds	0.066%[8]	0.066%[8]	0.095%[8]	0.095%[8]	0.102%[8]	0.102%[8]
Other Expenses	0.342%	0.102%	0.305%	0.121%	0.561%	0.125%
Total Annual Expenses	1.417%	1.363%	1.489%	1.448%	1.724%	1.632%

1.

Except in the case of PCI as noted in footnote 9 below, reflects the Fund’s actual expenses during the calendar year ended December 31, 2013. The management fee rates and total expense ratios reflect that the management fee under the Current Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Current Agreement for the particular Fund (as specified in the footnotes below).

2.

Assumes that the Fund was subject to the Proposed Agreement (rather than its Current Agreement) during the calendar year ended December 31, 2013 and incurred the same level of expenses that are not covered under the proposed unified fee (such as interest expense, fees and expenses of the Independent Trustees/Directors and their counsel and any extraordinary expenses) during the period. The pro forma management fee rates and total expense ratios also assume that the unified fee under the Proposed Agreement was imposed, as applicable, on assets attributable to preferred shares and/or other forms of leverage outstanding during the period pursuant to the terms of the Proposed Agreement for the particular Fund (as specified in the footnotes below). These expenses are only estimates. The actual expenses could vary and could exceed the amounts shown and/or the amounts the Funds would have incurred under the Current Agreements under certain circumstances. See the discussion above in the “Questions and Answers” section for further information on why these estimates may vary.

3.	Fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
4.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

5.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

6.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

7.

Assumes leverage (other than preferred shares) outstanding of a type and in an amount equal to the Fund’s average leverage (other than preferred shares) outstanding during the calendar year ended December 31, 2013 at the average annual interest rate cost paid by the Fund during the calendar year ended December 31, 2013. The Fund may use forms of leverage other than and/or in addition to the forms of leverage used during the calendar year ended December 31, 2013, which may be subject to different interest expenses than those estimated above. The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.
8.

Represents the interest expense on floating rate notes paid by the Fund during its most recently completed fiscal year. Accounting rules require the Fund to treat interest paid by trusts issuing certain inverse floating rate investments held by the Fund as having been paid (indirectly) by the Fund. Because the Fund also recognizes a corresponding amount of interest income (also indirectly), the Fund’s net asset value, net investment income and total return are not affected by this accounting treatment. The interest expenses from inverse floating rate investments incurred during calendar year 2013 may have been, and in the future may be, higher or lower.

9.	Annualized. PCI commenced operations on January 31, 2013.

See also Appendix C for an example of the expenses paid by a Shareholder for each Fund under the Current Agreements and the Proposed Agreement, assuming a $1,000 investment, a return of five percent per year and that each Fund’s total annual expenses and average assets attributable to leverage remain the same as during calendar year 2013.

It is noted that Preferred Shareholders of applicable Funds do not bear any portion of a Fund’s management fees or other expenses and therefore should not be impacted economically by the proposed new fee and expense structure.

Effective Date. If the Proposed Agreement is approved by a Fund’s Shareholders, it will take effect with respect to that Fund concurrent with the termination of the Current Agreement and Portfolio Management Agreement for the Fund. The actual effective date of the Proposed Agreement for a Fund will be at a date and time mutually agreeable to the Fund, PIMCO and AGIFM in order to effect an efficient transition for the Fund and its Shareholders.

Termination/Amendment. The Proposed Agreement, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial one-year period and shall continue thereafter on an annual basis with respect to each Fund provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Fund’s Board of Trustees/Directors; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Independent Trustees/Directors. It can also be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Fund’s entire Board of Trustees/Directors on sixty

(60) days’ written notice to PIMCO, or by PIMCO on sixty (60) days’ written notice to the Fund. Additionally, the Proposed Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Proposed Agreement may not be materially amended with respect to a Fund or Funds without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Fund or Funds. The Proposed Agreement may be amended from time to time to add new Funds without a vote of the shareholders of any Fund.

Liability. The Proposed Agreement provides that neither PIMCO, nor its members, officers, directors or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Proposed Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under the Proposed Agreement.

Trustees/Directors’ Considerations Related to the Proposed Agreement

At a meeting of the Board on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition and agreed that PIMCO should prepare materials regarding the Proposed Agreement and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and other PIMCO personnel proposed to serve as officers of the Funds to discuss the proposed transition. On February 25, 2014, the Independent Trustees/Directors met separately via conference call with their counsel to discuss materials provided by PIMCO regarding the Proposed Agreement and related arrangements, and representatives from PIMCO attended a portion of that meeting to respond to questions from the Independent Trustees/Directors and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matter as described in more detail herein, the Board of each Fund, including all of the Independent Trustees/Directors, approved the Proposed Agreement for the Fund for an initial one-year term, subject to Shareholder approval. The information, material factors and conclusions that formed the basis for the Board’s approvals for each Fund are described below. As noted, the Independent Trustees/Directors were assisted in their evaluation of the Proposed Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Agreement, the Trustees/Directors, including the Independent Trustees/Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees/Directors considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Fund by PIMCO under the Proposed Agreement.

In connection with the Meetings, the Trustees/Directors received and relied upon materials provided by PIMCO (or AGIFM, as applicable) which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to certain Funds, the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees under the Current Agreements and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information provided by PIMCO on the Funds’ proposed management fee rates and total expense ratios under the Proposed Agreement in comparison to data provided by Lipper on the management fees and total expense ratios of comparable Funds identified by Lipper, (iv) information on the aggregate management fees and total expenses paid by each Fund under its Current Agreement during calendar year 2013 and the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement during calendar year 2013, (v) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, or information regarding the investment performance and fees for other funds and accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Funds, if any, (vi) the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012, and to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013, (vii) estimates of what the profitability to PIMCO would have been under the Proposed Agreement for the one-year period ended December 31, 2013 and what the profitability to PIMCO under the Proposed Agreement is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (viii) information provided by PIMCO on each Fund’s risk-adjusted returns, total returns and yield over various time periods, (ix) descriptions of various functions and services to be performed or procured by PIMCO for the Funds under the Proposed Agreement, such as portfolio management, compliance monitoring, portfolio trading, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (x) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative and other services to the Funds under the Proposed Agreement. The Trustees noted that because PCI commenced operations on January 31, 2013, certain information provided to the Board with respect to PCI was provided on an annualized basis.

The Trustees’/Directors’ conclusions as to the approval of the Proposed Agreement for each Fund were based on a comprehensive consideration of all information provided to the Trustees/Directors and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’/Directors’ deliberations are described below, although individual Trustees/Directors may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees/Directors examined PIMCO’s ability to provide high quality investment management and other services to the Funds. Among other information, the Trustees/Directors considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees/Directors reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds and conditions that might affect PIMCO’s ability to provide high quality services to the Funds in the future under the Proposed Agreement, including PIMCO’s financial condition and operational stability. The Trustees/Directors took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager for each Fund to date, and noted that the same investment professionals who are currently responsible for managing each Fund’s portfolio will continue to do so following the proposed transition. They further noted that each Fund will continue to have the same investment objective(s) and policies following the transition.

The Trustees/Directors also considered the nature of certain supervisory and administrative services that PIMCO would be responsible for providing to the Funds under the Proposed Agreement. The Trustees/Directors noted PIMCO’s belief that a number of operational and administrative efficiencies are expected to result from the Proposed Agreement. The Trustees/Directors considered PIMCO’s representation that it could offer the Funds an integrated set of high-

quality investment management, administrative and distribution/aftermarket support services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment management and administrative functions. The Trustees/Directors also took into account that the fund administration group at PIMCO, comprised of approximately 140 professionals, currently provides administrative services for approximately $860 billion in assets under management globally, including over 150 PIMCO open-end funds and ETFs which, like the Funds, are U.S. registered investment companies, and that PIMCO has substantial prior experience in the administration of U.S. registered closed-end funds, including RCS and PCM prior to 2009. The Trustees/Directors also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, marketing, shareholder communications/services and technology, and noted PIMCO’s belief that the Funds and Shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO. Moreover, the Trustees/Directors noted that the proposed PIMCO-only management structure for the Funds aligns with the “two pillar” approach adopted by Allianz with respect to other PIMCO and Allianz Global Investors products globally, and considered PIMCO’s view that the change will facilitate clearer branding and marketing of the Funds and will help to avoid potential confusion among intermediaries, analysts and investors as to whether the Funds are PIMCO and/or Allianz Global Investors products. Based on the foregoing, the Trustees/Directors concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that PIMCO would be able to provide high quality supervisory and administrative services to the Funds and meet any reasonably foreseeable obligations under the Proposed Agreement.

In assessing the reasonableness of each Fund’s proposed unified management fee rate under the Proposed Agreement, the Trustees/Directors considered, among other information, (i) each Fund’s current and proposed contractual management fee rate, (ii) each Fund’s total expense ratio under its Current Agreement and under the Proposed Agreement calculated on average net assets and on average managed assets, taking into account the effects of the Fund’s average leverage outstanding for calendar year 2013, and (iii) the aggregate management fees and estimated total expenses paid by each Fund under its Current Agreement during calendar year 2013 and estimates of the pro forma aggregate management fees and total expenses that would have been paid by each Fund under the Proposed Agreement if it had been in place during calendar year 2013. In this regard, the Trustees/Directors noted that, although the proposed management fee rate to be paid to PIMCO by each Fund under the

Proposed Agreement is higher than the management fee rate imposed under the corresponding Current Agreement (except for PDI and PCI, whose proposed management fee rates are the same under the Proposed Agreement as they are under the corresponding Current Agreements), this is because the proposed unified fee arrangement under the Proposed Agreement covers the Fund’s Operating Expenses, which are currently borne directly by the Fund in addition to the management fee paid under the Current Agreement. In addition, the Trustees/Directors took into account PIMCO’s explanation that, in determining the proposed unified management fee rate to be paid to PIMCO by each Fund under the Proposed Agreement, PIMCO reviewed the Fund’s total expenses, including its current contractual management fee and other expenses currently borne by the Fund outside of the applicable Current Agreement, and the Fund’s leverage outstanding during calendar year 2013, and proposed a management fee rate that PIMCO estimated would result in the Fund’s total expenses paid by Common Shareholders being lower under the Proposed Agreement than under the corresponding Current Agreement (based on calendar year 2013 expenses). The Trustees/Directors noted that PIMCO estimated that the proposed new arrangement would result in an overall savings to Common Shareholders of each Fund under ordinary circumstances. The Trustees/Directors further considered PIMCO’s explanation that, in developing the proposed unified fee structure for each Fund other than PDI and PCI, PIMCO, after discussions with the Board, determined a 20% reduction to the Fund’s actual Operating Expenses for calendar year 2013, converted that amount to basis points and rounded to the next lowest half or whole basis point in arriving at a unified fee rate for the Fund. With respect to PDI and PCI, after discussions with the Trustees, PIMCO determined to propose a unified management fee rate under the Proposed Agreement at the same rate that is currently charged under the Current Agreements for those Funds, such that PIMCO will bear all Operating Expenses for those Funds under the proposed unified fee structure with no increase in the fee rate charged under the current non-unified fee structure. The Board considered PIMCO’s statement that the proposed unified fee rates are designed to allow the Funds and their Common Shareholders to share up front in operational efficiencies PIMCO will attempt to realize with respect to the Funds’ Operating Expenses as a result of the proposed transition.

The Trustees/Directors also took into account other expected benefits to shareholders of the proposed unified fee structure under the Proposed Agreement. In this regard, the Trustees/Directors noted PIMCO’s view that the proposed new unified fee structure would be beneficial for Common Shareholders because it provides a management fee (including Operating Expenses) structure that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to the current fee and expense structure, under which the Funds’ Operating Expenses

(including certain third-party fees and expenses) not covered by the Current Agreements can vary over time. The Trustees/Directors also considered that the proposed unified fee structure generally insulates the Funds and Common Shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees/Directors also noted that PIMCO would benefit from related reductions in such expenses).

The Trustees/Directors also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, if any, including open-end funds and separate accounts advised by PIMCO. With respect to certain Funds, the Trustees/Directors were advised that PIMCO does not manage any funds or accounts, including institutional or separate accounts, with investment strategies or return profiles similar to those of the Funds. However, in such cases, the Trustees/Directors considered the management fees charged by PIMCO to other funds and accounts with strategies that have similarities (but are not substantially similar) to those of the Funds, if any. The Trustees/Directors noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees/Directors were advised by PIMCO that it generally expects to provide broader and more extensive services to the Funds in comparison to separate accounts, and expects to incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees/Directors noted that the management fees proposed to be paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with the use of leverage and attempting to meet a regular dividend. With respect to PGP and PCM, the Trustees/Directors were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to those Funds.

The Trustees/Directors also took into account that PTY, PCN, PHK, PCQ, PCK, PZC, PMF, PML, PMX, PNF, PNI and PYN have Preferred Shares outstanding, which increases the amount of management fees payable by those Funds under both the Current Agreements and the Proposed Agreement (because each of PTY’s, PCN’s, PHK’s, PCQ’s, PCK’s, PZC’s, PMF’s, PML’s, PMX’s, PNF’s, PNI’s and PYN’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any assets attributable to Preferred Shares outstanding). They also took into account that the use of other forms of leverage by PCI, PDI, PGP, PKO and PCM, such as through the use of reverse repurchase agreements, increases the amount of management fees payable by those Funds under both the Current Agreements and the Proposed Agreement (because each of PCI’s, PDI’s, PGP’s, PKO’s and PCM’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on total managed assets, including assets attributable to certain forms of leverage). They also noted that RCS uses forms of leverage other than preferred shares, but that the use of such leverage by RCS does not increase the management fees payable by RCS (because RCS’s fees are calculated, and under the Proposed Agreement would continue to be calculated, based on the Fund’s net assets, including any preferred shares outstanding (though, as the Directors noted, RCS does not have any preferred shares outstanding)). In this regard, the Trustees/Directors took into account that, under both the Current Agreements and the Proposed Agreement, PIMCO has a financial incentive for the Funds to have Preferred Shares and/or other forms of leverage outstanding, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ Common Shareholders, on the other. The Trustees/Directors further noted that, for those Funds for which management fees are charged on assets attributable to leverage, this incentive will be greater under the Proposed Agreement in comparison to the Current Agreements (other than with respect to PDI and PCI) because the contractual management fee rates under the Proposed Agreement are higher for each Fund than under its Current Agreement (other than PDI and PCI), and the total fees paid to PIMCO under the Proposed Agreement will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under the Current Agreements. In this regard, the Trustees/Directors considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees/Directors also reviewed information provided by PIMCO demonstrating the estimated impact on each Fund’s management fees of increasing such Fund’s leverage to the maximum practical level that could be attained without further Board approval, calculated under both the Current Agreements and the Proposed Agreement, and noted that the differences in management fees paid to PIMCO between the Current Agreements and the Proposed Agreement under these circumstances were not significant. The Trustees/Directors also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

With respect to each Fund, the Trustees/Directors reviewed, among other information, comparative information showing the proposed unified fee rate of the Fund under the Proposed Agreement, calculated both on average net assets and on average managed assets, against its Lipper expense group and the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets and average managed assets under the Proposed Agreement against its Lipper expense group. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed for the Funds). The Trustees/Directors noted that only leveraged closed-end funds were considered for inclusion in the expense groups presented for comparison with the Funds.

The Trustees/Directors noted that, for each Fund other than RCS, the proposed unified fee rate for the Fund was above the median management fee of the other funds in its expense group provided by Lipper, considered both calculated on average net assets and on average managed assets. With respect to RCS, the Directors noted that the proposed unified fee rate for the Fund was below the median management fee of other funds in its expense group provided by Lipper calculated on average net assets (though the Directors noted that, unlike the funds offered for comparison, RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs) but above the median management fee of the other funds in its expense group provided by Lipper calculated on average managed assets. However, in this regard, the Trustees/Directors took into account that each Fund’s proposed unified management fee rate covers substantially all of the Fund’s Operating Expenses and therefore would tend to be higher than the management fee rates of other funds in the expense groups provided by Lipper, which generally do not have a unified fee structure and bear Operating Expenses separately in addition to the management fee. The Trustees/Directors determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

The Trustees/Directors also reviewed, among other information, comparative information showing the total return performance of Common Shares of each Fund (based on net asset value) against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods (to the extent such Fund had been in existence) ended December 31, 2013. For PCI, the Trustees reviewed comparative information showing the performance of PCI’s Common Shares from the period from PCI’s inception (January 31, 2013) through December 31, 2013. In addition, with respect to PDI and PCI, the Trustees also reviewed, among other information, supplemental comparative information showing the performance of PDI and PCI against peer funds selected by PIMCO for the one-year period, the period since April 30, 2013 and the period since the inception of the applicable Fund (to the extent the applicable Fund or peer fund was in existence) to February 28, 2014. Fund-specific performance results for the Funds reviewed by the Trustees/Directors are discussed below.

The following summarizes comparative performance and fee and expense information considered for each Fund. The comparative performance information was prepared and provided by Lipper and, in the case of the supplemental comparative information for PDI and PCI described above, by PIMCO, and was not independently verified by the Trustees/Directors. Due to the passage of time, these performance results may differ from the performance results for more recent periods.

The comparative expense information reviewed by the Trustees/Directors was based on information by PIMCO with respect to the Funds and information provided by Lipper with respect to the other funds in the expense groups. With respect to PCI and PDI, PIMCO also provided comparative expense information against peer funds selected by PIMCO. The total expense ratio information for each Fund discussed below was estimated by PIMCO assuming that the Proposed Agreement had been in effect for the 2013 calendar year, taking into account the effects of the Fund’s average leverage outstanding for calendar year 2013. The fee and expense information was prepared and provided by PIMCO and Lipper and was not independently verified by the Trustees/Directors.

PTY

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

PCN

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had second quintile performance for the one-year period, first quintile performance for the three-year and five year-periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PCI

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the period since inception through December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $2.745 billion, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to the Lipper peer group information, the Board considered fee and expense information for the Fund in comparison to a group of closed-end funds that PIMCO identified as being competitor funds in the marketplace and private funds with similar investment strategies to those of the Fund. The Trustees noted that the Fund’s estimated total expense ratio (excluding interest expense) was below the median total expense (excluding interest expense) ratio of the group of closed-end funds presented for comparison by PIMCO.

PDI

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $1.048 billion, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to the Lipper peer group information, the Board considered fee and expense information for the Fund in comparison to a group of closed-end funds that PIMCO identified as being competitor funds in the marketplace and private funds with similar investment strategies to those of the Fund. The Trustees noted that the Fund’s estimated total expense ratio (excluding interest expense) was below the median total expense ratio (excluding interest expense) of the group of closed-end funds presented for comparison by PIMCO.

PGP

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $115.5 million to $260.0 million, and that five of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PHK

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of ten closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $243.8 million to $1.956 billion, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PKO

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $122.4 million to $370.2 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

RCS

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Directors noted that the Fund had first quintile performance for the one-year, three-year and five-year periods and ranked first out of three funds for the ten-year period ended December 31, 2013.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Directors also noted that the average net assets of the common shares of the funds in the group ranged $122.4 million to $379.8 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

PCM

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Directors noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2013.

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Directors also noted that the average net assets of the common shares of the funds in the group ranged from $74.6 million to $487.3 million, and that four of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Directors noted that the Fund’s estimated total expense ratio was below the median total expense ratio of the group of funds presented for comparison.

PCQ

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PCK

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PZC

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $33.1 million to $481.0 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PMF

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and second quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $710.0 million, and that seven of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PML

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $748.6 million, and that none of the funds in the group were larger in assets size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PMX

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $277.2 million to $710.0 million, and that seven of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PNF

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fourth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $69.1 million to $275.7 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PNI

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $69.1 million to $275.7 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

PYN

With respect to the Fund’s Common Share total return performance (based on net asset value) relative to its respective Lipper performance universe, the Trustees noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year period, second quintile performance for the five-year period and fifth quintile performance for the ten-year period ended December 31, 2013.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $52.4 million to $275.7 million, and that five of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s estimated total expense ratio (excluding interest expense) calculated on average net assets, the Trustees noted that the Fund’s estimated total expense ratio was above the median total expense ratio of the group of funds presented for comparison.

In addition to their review of Fund performance based on net asset value, the Trustees/Directors also considered the market value performance of each Fund’s Common Shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees/Directors also considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment manager to the Funds for the one-year period ended December 31, 2012 (such estimate having been prepared by AGIFM); estimated profitability to PIMCO as sub-adviser to the Funds for the one-year periods ended December 31, 2012 and 2013; pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming the Proposed Agreement had been in effect; and pro forma estimated profitability to PIMCO under the Proposed Agreement for the calendar years ending December 31, 2014, 2015 and 2016. PIMCO provided profitability estimates under the Proposed Agreement reflecting a range of assumptions as to the allocation of internal expenses to its management of the Funds versus other types of products and services, and also estimated profitability both reflecting and not reflecting the amortization of the initial structuring fee payments and/or ongoing shareholder servicing and support payments PIMCO has made or will make to third parties with respect to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees/Directors determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees/Directors also took into account that, as closed-end Funds, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) principally through the investment performance of each Fund. Therefore, the Trustees/Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable by each Fund under the Proposed Agreement, although they did take into account that the proposed unified fee rates reflect estimated reductions in Operating Expenses designed to allow the Funds to share up front in operational efficiencies PIMCO will attempt to realize as a result of the proposed transition.

Additionally, the Trustees/Directors considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees/Directors concluded, with respect to each Fund, within the context of their overall conclusions regarding the Proposed Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Fund. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment manager and administrator of each Fund under the Proposed Agreement following the transition. The Trustees/Directors also concluded that the fees payable by each Fund under the Proposed Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided or procured by PIMCO under the Proposed Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees/Directors, including the Independent Trustees/Directors, unanimously concluded that the approval of the Proposed Agreement was in the interests of each Fund and its Shareholders, and determined to recommend the same for approval by Shareholders.

Information about AGIFM

AGIFM is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AGIFM provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of December 31, 2013, AGIFM and its investment management affiliates had approximately $57.08 billion in assets under management.

AGIFM is a wholly-owned indirect subsidiary of AAM. AAM was organized as a limited partnership under Delaware law in 1987. AAM’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest, and Allianz Asset Management Aktiengesellschaft, which owns a 0.1% non-managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz. Allianz indirectly holds a controlling interest in AAM. Allianz is a European-based, multinational insurance and financial services holding company. The address for AAM, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse 24-24a, D-80335, Munich, Germany. Allianz’ address is Koeniginstrasse 28, D-80802, Munich, Germany.

The principal executive officers and directors of AGIFM are presented in Appendix D.

AGIFM currently serves as investment manager of the Funds. If the Proposed Agreement is approved with respect to a Fund, AGIFM will no longer serve in such capacity and will be replaced by PIMCO, which currently serves as the sub-adviser of each Fund, at a date and time mutually agreeable to the Funds, PIMCO and AGIFM following such shareholder approval in order to effect an efficient transition for the Fund and its Shareholders. The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund. See “Description of Current Agreements” above.

Information about PIMCO

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services for a wide range of investors, including public and private pension and retirement plans, educational institutions, foundations, endowments, corporations, financial advisors, individuals and others around the globe. As of December 31, 2013, PIMCO had approximately $1.91 trillion in assets under management.

PIMCO is a majority owned subsidiary of AAM with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. Information relating to AAM is provided above.

The principal executive officers and directors of PIMCO are presented in Appendix E.

PIMCO currently serves as the sub-adviser of the Funds. If the Proposed Agreement is approved with respect to a Fund, PIMCO will continue to be responsible for the day-to-day management of the Fund’s investment portfolio, and will replace its affiliate, AGIFM, as the investment manager of the Funds. The change will take place at a date and time mutually agreeable to the Funds, PIMCO and AGIFM following such Shareholder approval in order to effect an efficient transition for the Fund and its Shareholders. The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund. See “Description of Proposed Agreement” above.

Required Vote

Approval of the Proposed Agreement for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding Shares of the Fund or (ii) 67% or more of the Shares of the Fund present at the Special Meeting or represented by proxy, if more than 50% of the outstanding Shares of the Fund are present or represented by proxy. For each Fund that has Preferred Shares outstanding, the holders of Common Shares and Preferred

Shares of the Fund will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to the approval of the Proposed Agreement for such Fund. The approval of the Proposal with respect to a Fund is not contingent upon the approval of the Proposal with respect to any other Fund. If the Shareholders of a Fund do not approve the Proposal, the Fund’s Trustees/Directors will take such further action as they may deem to be in the best interests of the Shareholders of the Fund.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES/DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL FOR YOUR FUND.

II. FUND INFORMATION

This section provides certain information about each Fund, including information about its current and proposed investment manager and executive officers, as well as the identity of persons holding more than 5% of the outstanding Shares of any class of the Fund.

Current Investment Manager

AGIFM, with principal offices at 1633 Broadway, New York, New York, 10019, currently serves as the investment manager for each Fund.

Current Executive and Other Officers of the Funds

The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of the Funds who are principals, officers, members or employees of AGIFM or PIMCO are not compensated by the Funds. PIMCO intends to recommend that the Board of each Fund approve a new slate of Fund officers, all of whom are employees of PIMCO, to replace the current officers, contingent upon the Proposal being approved by Shareholders, as described under “Proposed Executive and Other Officers of the Funds” below.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julian F. Sluyters [—]	President & Chief Executive Officer	PCI, PDI, PGP, PHK, PKO, RCS, PCM, PTY, PCN, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2014	Chairman of Management Board of Allianz Global Investors Fund Management LLC; [—].

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer

PCI — Since inception (2013)

PDI — Since inception (2012)

PGP — Since inception (2005)

PHK — Since inception (2003)

PKO — Since inception (2007)

RCS & PCM— Since 2008

PTY, PCN, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2002

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer

PCI — Since inception (2013)

PDI — Since inception (2012)

PGP — Since inception (2005)

PKO — Since inception (2007)

RCS & PCM — Since 2008

PTY, PCN, PHK, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2004

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas L. Harter, CFA 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 1975	Chief Compliance Officer	PTY, PCN, PCI, PDI, PHK, PKO, RCS, PCM PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2013	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava 1977	Assistant Secretary	PCI — Since inception (2013) PDI — Since inception (2012) PKO — Since inception (2007) RCS & PCM — Since 2008 PTY, PCN, PGP, PHK, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1971	Assistant Treasurer	PCI — Since inception (2013) PDI — Since inception (2012) PCM — Since 2008 PTY, PCN, PGP, PHK, RCS, PKO, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Name, Address* and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard J. Cochran 1961	Assistant Treasurer	PCI — Since inception (2013) PDI — Since inception (2012) PTY, PCN, PKO, PCM, PHK, PGP, RCS PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974	Assistant Treasurer	PCI — Since inception (2013) PDI — Since inception (2012) PTY, PCN, PKO, PCM, PGP, PHK, RCS, PMF, PCQ, PNF, PML, PCK, PNI, PMX, PZC, PYN — Since 2011	Vice President of Allianz Global Investors Fund Management LLC and Assistant Treasurer of 85 funds in the Fund Complex.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Proposed Executive and Other Officers of the Funds

Contingent upon the Proposal being approved by Shareholders of a Fund, PIMCO intends to recommend that the Board appoint a new slate of Fund officers, all of whom are or will be employees of PIMCO, to replace the current slate of Fund officers upon the effectiveness of such Fund’s Proposed Agreement. The table below provides certain information concerning the proposed executive officers of the Funds and certain other proposed officers who will perform similar duties. The proposed officers listed below are subject to change and are subject to approval by each Fund’s Board. If approved and appointed, the proposed officers of the Funds will, once they begin their service in such capacities, hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. The proposed officers of the Funds who are principals, officers, members or employees of PIMCO will not be compensated by the Funds. If approved and appointed, it is expected that each officer’s term of office will begin with respect to a Fund upon execution of the Proposed Agreement with such Fund.

Name, Address and Year of Birth	Position(s) to be Held with Funds	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Managing Director, PIMCO.

Youse Guia[1] 1972	Chief Compliance Officer	Currently, Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of two Funds in the Fund Complex. Expected to become Deputy Chief Compliance Officer of PIMCO. Formerly, Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Allianz Global Investors Managed Accounts Trust, Premier Multi-Series VIT and the Korea Fund, Inc., collectively 82 funds in the Allianz Funds Complex.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Senior Vice President and Attorney, PIMCO. Chief Legal Officer, PIMCO Investments LLC.

Eric D. Johnson[2] 1970	Vice President	Executive Vice President, PIMCO.

William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Senior Vice President, PIMCO. Formerly, Vice President and Senior Risk Officer, Fidelity Investments.

Name, Address and Year of Birth	Position(s) to be Held with Funds	Principal Occupation(s) During the Past 5 Years
Erik C. Brown[1] 1967	Vice President	Senior Vice President, PIMCO.

Trent W. Walker[1] 1974	Assistant Treasurer	Senior Vice President, PIMCO.

Stacie D. Anctil[1] 1969	Assistant Treasurer	Senior Vice President, PIMCO.

Adam Lantz[2] 1965	Assistant Secretary	Vice President and Attorney, PIMCO. Formerly, Director and Associate General Counsel, Merrill Lynch.

[1]	The address of these proposed officers is Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these proposed officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Each of the Funds’ proposed officers will be an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Interested Trustees/Directors of the Funds

The following table lists the names of each Trustee/Director of the Funds who is also an officer, employee, director, general partner or shareholder of AGIFM or PIMCO:

Name	Position with the Funds	Position with AGIFM or PIMCO
John C. Maney	Trustee/Director	Member of the Management Board and a Managing Director of AGIFM; Managing Director of AAM (since January 2005) and a member of the Management Board and Chief Operating Officer of AAM (since November 2006).

Craig A. Dawson, a Managing Director and Head of Strategic Business Management of PIMCO, has been nominated and appointed as an interested Trustee/Director of each Fund, subject to approval by Shareholders of the

Proposed Agreement for such Fund. Mr. Dawson would take office as a Trustee/Director for a Fund upon the effectiveness of the Fund’s Proposed Agreement.

Other Funds Managed by PIMCO

PIMCO does not advise or sub-advise any funds with objectives similar to those of a Fund.

Brokerage and Research Services

The Funds did not pay any commissions to an affiliated broker during the most recently completed fiscal year.

Outstanding Shares, Number of Shares Entitled to Vote and Significant Shareholders

Information about the number of outstanding Shares, the number of Shares entitled to vote and significant Shareholders of the Funds is set forth in Appendix F.

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on April 9, 2014 are entitled to notice of, and to vote at, the Special Meeting. A quorum for each Fund at the applicable Special Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Special Meeting (except for RCS and PCM, for which a majority of the shares of stock entitled to vote at the Special Meeting will constitute a quorum).

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made, Shares will be voted in accordance with the recommendation of the Trustees/Directors. Proxies may be revoked at any time before they are exercised by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund, by properly executing and timely submitting a later-dated proxy vote, or by attending the Special Meeting and voting in person and affirmatively requesting at the Special Meeting that a prior proxy be revoked. Valid photo identification and proof of ownership of Shares may be required to attend the Special Meeting in person.

Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Funds as tellers/inspectors of elections both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting. For purposes of determining the presence of a quorum for each Fund, the tellers will include the total number of Shares present at the Special Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions. Abstentions will have the effect of a vote AGAINST the Proposal. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

Broker-dealer firms holding Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal. Under current interpretations of the New York Stock Exchange (the “NYSE”) rules, broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer’s Shares on the Proposal. Proxies that reflect abstentions or broker “non-votes” (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote, and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes with respect to the Proposal will have the effect of a vote AGAINST the Proposal. As a result, you are urged to complete and send in your proxy or voting instructions so your vote can be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. Therefore, if you beneficially own Shares that are held in “street name” through a broker-dealer and if you have not given or do not give voting instructions for your Shares, your Shares may not be voted at all or may be voted in a manner that you may not intend.

Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Special Meeting, or, if adjourned, one business day before the day to which a Meeting is adjourned for a Fund, and that would otherwise not be counted, may, pursuant to NYSE Rule 452, be voted by the broker in the same proportion as the votes cast by all Preferred Shareholders of such Fund who have voted on that item. Rule 452 permits proportionate voting of Preferred Shares if, among other things, (i) holders of Common Shares approve the Proposal, (ii) a minimum of 30% of the Preferred Shares outstanding has been voted by the holders of such Preferred Shares, and (iii) less than 10% of the Preferred Shares outstanding has been voted by the holders of such Preferred Shares against the Proposal.

Adjournments

With respect to each Fund, in the event that a quorum is not present for purposes of acting on the Proposal, or, even if a quorum is present, if sufficient votes in favor of the Proposal are not received by the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies for such Fund. Any such adjournment will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the Special Meeting (except for RCS and PCM, for which the affirmative vote of a majority of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the Special Meeting is required) to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal that has not then been adopted. They will vote against such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. For each Fund, any proposal for which sufficient favorable votes have been received by the time of the Special Meeting will be acted upon and such action will be final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to another proposal for that Fund or a proposal for any other Fund.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail, e-mail and telephone may be made by officers and Trustees/Directors of the Funds and officers and employees of PIMCO, their affiliates and other representatives of the Funds. PIMCO has retained [—] to aid in the solicitation of proxies (which is estimated to cost approximately $525,900), and this cost and the costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Special Meeting (including the costs of any additional solicitation and any adjourned session) will be paid by PIMCO and not by the Funds.

Methods of Voting

Voting by Internet and Touch-Tone Telephone: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by calling the phone number listed on your proxy card. If you have any questions regarding the Proxy Statement or the Proposal please call [—]. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Proxy Statement in the mail. If the information you provide matches the information provided to [—] by the applicable Fund, then a representative can record your instructions over the phone and transmit them to the official tabulator.

As the Special Meeting date approaches, you may receive a call from a representative of [—] if your vote has not yet been received.

Voting by Mail: If you wish to participate in the Special Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Special Meeting and vote in person.

Shareholder Proposals for each Fund’s Next Annual Meeting

It is currently anticipated that the next annual meeting of Shareholders after the Special Meeting addressed in this Proxy Statement will be held in July 2014 for PGP and RCS, December 2014 for PHK, PDI, PCQ, PCK, PZC, PMF, PML, PMX, PNF, PNI and PYN, and April 2015 for PTY, PCN, PKO, PCI and PCM. Proposals of Shareholders intended to be presented at the annual meeting of a Fund must be (or must have been) received by the relevant Fund no later than January 22, 2014 for PGP and RCS, June 30, 2014 for PHK and PDI, July 22, 2014 for PCQ, PCK, PZC, PMF, PML, PMX, PNF, PNI and PYN, or October 31, 2014 for PTY, PCN, PKO, PCI and PCM for inclusion in such Fund’s proxy statement and proxy cards relating to that annual meeting. The submission by a Shareholder of a proposal for inclusion in a Fund’s proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee/Director nominees) for a Fund intended to be presented at such Fund’s next annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the relevant Fund, in good order and complying with all applicable legal requirements and requirements set forth in such Fund’s Bylaws. The Bylaws of each Fund other than PCM provide that any such proposal must be received in writing by the relevant Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which such Fund first mailed its proxy materials for the prior year’s annual shareholder meeting; provided that, if, in accordance with applicable law, the upcoming annual shareholder meeting is set for a date that is not within 30 days from the anniversary of such Fund’s prior annual shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming annual shareholder meeting date or (ii) the 10th business day following the date such upcoming annual shareholder meeting date is first publicly announced or disclosed. PCM’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 60 days nor more than 90 days prior to the first anniversary date of the annual meeting for the prior year; provided that, if, in accordance with applicable law, the annual meeting is not set for a date that is within 30 days from the anniversary of the Fund’s prior shareholder meeting, such proposals must be received by the later of the close of business on (i) the date 60 days prior to such upcoming shareholder meeting date or (ii) the 14th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed.

Assuming each Fund’s annual meeting is ultimately scheduled to be within 30 days of its most recent annual meeting, such proposals must be (or must have been) received no earlier than March 23, 2014 and no later than April 7, 2014 for PGP and RCS, no earlier than August 29, 2014 and no later than September 13, 2014 for PHK and PDI, no earlier than September 20, 2014 and no later than October 5, 2014 for PCQ, PCK, PZC, PMF, PML, PMX, PNF, PNI and PYN, no

earlier than December 30, 2014 and no later than January 14, 2015 for PCN, PTY and PKO and no earlier than November 30, 2014 and no later than December 30, 2014 for PCM. If a Shareholder who wishes to present a proposal fails to notify the relevant Fund within these dates described above, the proxies solicited for that annual meeting will be voted on the Shareholder’s proposal, if it is properly brought before that annual meeting, in accordance with the judgment of the persons named in the proxy card(s) for that annual meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals for the upcoming annual shareholder meetings should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of such Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

Other Matters

As of the date of this Proxy Statement, each Fund’s officers, PIMCO and AGIFM know of no business to come before the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, the persons named as proxies will vote in their sole discretion.

The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement, please call [—].

The enclosed proxies are solicited by the Trustees/Directors of each Fund for use at a Joint Special Meeting of Shareholders of the Funds, being held at 9:30 a.m., Eastern time, on June 9, 2014, and at any adjournment(s) or postponement(s) thereof. The Special Meeting is being held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

This Proxy Statement is being mailed to Shareholders on or about [—], 2014.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[—], 2014

INDEX OF APPENDICES

APPENDIX A	FORM OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

APPENDIX B	DESCRIPTION OF PORTFOLIO MANAGEMENT AGREEMENTS

APPENDIX C	EXPENSE EXAMPLE

APPENDIX D	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF AGIFM

APPENDIX E	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF PIMCO

APPENDIX F	OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

Appendix A

FORM OF PROPOSED

INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT, made this      day of             , 2014, between each closed-end management investment company listed on Schedule A attached hereto and made a part hereof, as such Schedule A may be amended from time to time, including to add or remove Funds (each a “Fund” and, collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”).

WHEREAS, each Fund is registered with the Securities and Exchange Commission (“SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”); and

WHEREAS, each Fund desires to retain PIMCO to render investment advisory and supervisory and administrative services hereunder with respect to the Fund; and

WHEREAS, each Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective(s), policies and restrictions applicable to the Fund; and

WHEREAS, PIMCO is willing to furnish investment advisory and supervisory and administrative services and/or to arrange for such services in the manner and on the terms hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1. Appointment. Each Fund hereby appoints PIMCO to provide the investment advisory services to the Fund and to provide or procure the supervisory and administrative and other services for the period and on the terms set forth in this Agreement, as amended or supplemented from time to time. PIMCO accepts such appointment and agrees during such period to render the services herein set forth for the compensation herein provided.

2. Duties. (a) PIMCO shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. PIMCO may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve PIMCO of any of its obligations hereunder, nor shall a Fund be responsible for any additional fees or expenses hereunder as a result.

3. Investment Advisory Services. (a) PIMCO shall provide to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information.

Consistent with the investment objective(s), policies and restrictions applicable to each Fund, PIMCO will determine the securities and other assets to be purchased or sold or the other techniques to be utilized (including, but not limited to, the incurrence of leverage and securities lending) by the Fund and will determine what portion of the Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

Each Fund will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of PIMCO. It is understood that PIMCO will not, to the extent inconsistent with applicable law, use any material nonpublic information pertinent to investment decisions undertaken in connection with this Agreement that may be in its possession or in the possession of any of its affiliates.

(b) As manager of the assets of each Fund, PIMCO shall make investments for the account of the Fund in accordance with PIMCO’s best judgment and within the investment objective(s), policies and restrictions applicable to the Fund, the 1940 Act, any applicable SEC exemptive relief, no-action letters or other guidance, and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Fund’s Board of Trustees/Directors.

(c) PIMCO shall furnish to each Fund’s Board of Trustees/Directors periodic reports on the investment performance of the Fund and on the performance of its investment advisory obligations under this Agreement and shall supply such additional reports and information as the Fund’s officers or Board of Trustees/Directors shall reasonably request.

(d) On occasions when PIMCO deems the purchase or sale of a security to be in the best interest of a Fund as well as other of its clients, PIMCO, to the extent permitted by applicable law, may, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to seek to obtain the best execution of the order or lower brokerage commissions or other transaction costs, if any. PIMCO may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by PIMCO in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other customers.

(e) PIMCO may cause each Fund to pay a broker which provides brokerage and research services to PIMCO a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless PIMCO determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or PIMCO’s overall responsibilities to each Fund and any other of PIMCO’s clients.

(f) PIMCO may itself, or may cause each Fund to, commence, join in, consent to or oppose the reorganization, recapitalization, consolidation, sale, merger, foreclosure, liquidation or readjustment of the finances of any person or the securities or other property thereof, and to deposit any securities or other property with any protective, reorganization or similar committee. Without limiting the generality of the foregoing, PIMCO may represent each Fund on a creditors’ (or similar) committee.

(g) PIMCO shall have sole authority to exercise whatever powers each Fund may possess with respect to any of the assets of the Fund, including, but not limited to, the right to vote proxies, the power to exercise rights, options, warrants, conversion privileges and redemption privileges, and to tender securities pursuant to a tender offer.

4. Supervisory and Administrative Services. Subject to the general supervision of the Board of Trustees/Directors, PIMCO shall provide or cause to be furnished all supervisory and administrative and other services reasonably necessary for the operation of each Fund, but not including underwriting or distribution services.

(a) The supervisory and administrative services to be provided by PIMCO shall include the following:

(i) PIMCO shall supervise and coordinate matters relating to the operation of each Fund, including any necessary coordination among the custodian, transfer agent, dividend disbursement agent and recordkeeping agent (including pricing and valuation of the Fund), accountants, attorneys, auction agents, and other parties performing services or operational functions for the Fund. In connection with the supervision of the pricing and valuation of each Fund, PIMCO shall establish such systems and procedures as are necessary to carry out this function, including systems and procedures relating to defaulted securities; forensic reporting and monitoring of securities and derivatives pricing, including checks and balances against internal models and external pricing services; tracking and reviewing fair valued securities; supervising pricing vendors; monitoring for significant events occurring after the close of trading that may affect the value of portfolio holdings; and establishing net asset value estimation processes in the event the custodian cannot produce a net asset value for shares of beneficial interest (“Shares”) of the Fund.

(ii) PIMCO shall provide, or cause a third party to provide, each Fund, at PIMCO’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for the effective supervision and administration of the Fund as contemplated in this Agreement as well as provide, or cause a third party to provide, the Fund, at PIMCO’s expense, with the services of a sufficient number of persons competent to perform such supervisory and administrative and clerical functions as are necessary for compliance with federal securities laws and other applicable laws.

(iii) PIMCO shall maintain or supervise the maintenance by third parties of such books and records of each Fund as may be required by applicable federal or state law.

(iv) PIMCO shall prepare or supervise the preparation by third parties of all federal, state, local, and foreign tax returns and reports of each Fund required by applicable law.

(v) PIMCO or an appointed third party shall prepare, file, and arrange for the distribution of proxy materials and periodic reports to financial intermediaries who hold shares of a Fund in nominee name or shareholders of each Fund as required by applicable law and/or as agreed to with such financial intermediary or shareholder, as applicable.

(vi) PIMCO or an appointed third party shall prepare and arrange for the filing of such registration statements and other documents with the SEC and other federal and state or other regulatory authorities, securities exchanges and self-regulatory organizations as may be required to register the Shares of each Fund, maintain the listing of the Shares of each Fund that are listed for trading on a securities exchange and qualify each Fund to do business or as otherwise required by applicable law. PIMCO shall maintain registration of each Fund’s Shares in such other jurisdictions as it deems necessary and appropriate. PIMCO shall maintain a review and certification program and internal controls and procedures in accordance with relevant provisions of the Sarbanes Oxley Act of 2002 as applicable to registered investment companies. PIMCO shall maintain systems necessary to provide or procure required disclosure in each Fund’s registration statements, shareholder reports, proxy statements, reports to securities exchanges and similar regulatory documents, and Fund proxy voting information.

(vii) PIMCO shall take, or cause a third party to take, such other action with respect to each Fund as may be required by applicable law, including without limitation the rules and regulations of the SEC, the Commodity Futures Trading Commission, securities exchanges on which the Fund’s Shares are listed for trading, state securities commissions and other governmental and regulatory agencies. Such actions shall include, but are not limited to, establishment and maintenance of a compliance program in accordance with Rule 38a-1 under the 1940 Act, support of each Fund’s Chief Compliance Officer, and systems and procedures necessary to effectuate the compliance program.

(viii) PIMCO shall provide, or cause a third party to provide, each Fund with administrative services to shareholders, including: the maintenance of a shareholder information telephone number; the provision of certain statistical information and performance of the Fund; an internet website (if requested); and maintenance of privacy protection systems and procedures. Notwithstanding the foregoing, PIMCO may procure or delegate provision of these services to third parties.

(b) Other Services. PIMCO shall also procure on behalf of each Fund, and at the expense of PIMCO, the following persons to provide services to the Fund: (i) a custodian or custodians for the Fund to provide for the safekeeping of the Fund’s assets; (ii) a recordkeeping agent to maintain the portfolio accounting records for the Fund; (iii) a transfer agent for the Fund; and (iv) a dividend disbursing agent or registrar for the Fund. Each Fund and/or PIMCO may be a party to any agreement with any of the persons referred to in this Section 4(b).

(c) Personnel. PIMCO shall also make its officers and employees available to the Board of Trustees/Directors and officers of each Fund for consultation and discussions regarding the supervision and administration of the Fund and services provided to the Fund under this Agreement.

(d) Standards; Reports. In performing these supervisory and administrative services, PIMCO:

(i) shall conform with the 1940 Act, with all other applicable federal, state and foreign laws and regulations, with all applicable rules and regulations of securities exchanges on which a Fund’s shares are listed for trading, with any applicable procedures adopted by each Fund’s Board of Trustees/Directors, and, to the extent then currently applicable, with the provisions of the Fund’s Registration Statement filed on Form N-2 as supplemented or amended from time to time.

(ii) will make available to each Fund, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with PIMCO’s services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(iii) will regularly report to each Fund’s Board of Trustees/Directors on the supervisory and administrative services provided under this Agreement and will furnish the Fund’s Board of Trustees/Directors with respect to the Fund such periodic and special reports as the Trustees/Directors or officers of the Fund may reasonably request.

5. Calculation of Fees. Each Fund will pay to PIMCO as compensation for PIMCO’s services rendered, for the facilities furnished and for the expenses borne by PIMCO pursuant to Section 6, a fee, computed and paid monthly, at the annual rate for each Fund set forth in Schedule A.

The average daily total managed assets or average daily net assets, as applicable, of a Fund shall be determined by taking an average of all the determinations of such amount during such month at the close of business on each business day during such month while this Agreement is in effect. Such fee shall be payable for each month within 5 business days after the end of such month. If the fees payable to PIMCO pursuant to this Section 5 with respect to a Fund begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees payable by the Fund for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be pro-rated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating “total managed assets” or “daily net assets”, the liquidation preference of any preferred shares outstanding shall not be considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” includes any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In the event that PIMCO has agreed to a fee waiver or an expense limitation or reimbursement arrangement with a Fund, subject to such terms and conditions as PIMCO and the Fund may set forth in such agreement, the compensation due PIMCO hereunder shall be reduced, and, if necessary, PIMCO shall bear expenses with respect to the Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

6. Allocation of Expenses. During the term of this Agreement, PIMCO will pay all expenses incurred by it in connection with its obligations under this Agreement with respect to a Fund, except such expenses as are assumed by the Fund under this Agreement. In addition, PIMCO shall bear the following expenses under this Agreement:

(a) Expenses of all audits by each Fund’s independent public accountants;

(b) Expenses of each Fund’s transfer agent, registrar, dividend disbursing agent, and recordkeeping agent;

(c) Expenses of each Fund’s custodial services, including any recordkeeping services provided by the custodian;

(d) Expenses of obtaining quotations for calculating the value of each Fund’s net assets;

(e) Expenses of maintaining each Fund’s tax records;

(f) Costs and/or fees, including legal fees, incident to meetings of each Fund’s shareholders, the preparation, printing and mailings of each Fund’s prospectuses, notices and proxy statements, press releases and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund’s existence and qualification to do business, the expenses of issuing, redeeming, registering and qualifying for sale, common shares with federal and state securities authorities, and the expense of qualifying and listing Shares with any securities exchange or other trading system;

(g) Each Fund’s ordinary legal fees, including the legal fees that arise in the ordinary course of business for a Massachusetts business trust or Maryland corporation, as applicable, registered as a closed-end management investment company and, as applicable, listed for trading with a securities exchange or other trading system;

(h) Costs of printing certificates representing Shares of each Fund, if any;

(i) Each Fund’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums; and

(j) Association membership dues.

Each Fund shall bear the following expenses:

(a) Salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

(b) Taxes and governmental fees, if any, levied against the Fund;

(c) Brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board of Trustees/Directors);

(d) Expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement;

(e) Costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities;

(f) Costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in a Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage;

(g) Fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests;

(h) Dividend and interest expenses on short positions taken by the Fund;

(i) Fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees/Directors who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates;

(j) Extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees/Directors, officers, employees, shareholders, distributors, and agents with respect thereto;

(k) Organizational and offering expenses of the Fund, including with respect to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other Share repurchases and redemptions; and

(f) Expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

7. Effectiveness and Termination. (a) This Agreement shall take effect with respect to each Fund as of the date indicated above (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or supplement hereto), and shall remain in effect, unless sooner terminated as provided herein, for one year from such date (or, with respect to any additional Fund, the date of the supplement), and shall continue thereafter on an annual basis with respect to such Fund provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Fund’s Board of Trustees/Directors; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Fund’s Trustees/Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, PIMCO may continue to serve hereunder with respect to such Fund in a manner consistent with the 1940 Act. This Agreement may not be materially amended with respect to a Fund or Funds without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the pertinent Fund or Funds. Schedule A may be amended from time to time to add new Funds without a vote of the shareholders of any Fund.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Fund’s entire Board of Trustees/Directors on 60 days’ written notice to PIMCO, or by PIMCO on 60 days’ written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8. Liability. PIMCO shall give each Fund the benefit of PIMCO’s best judgment and efforts in rendering services under this Agreement. PIMCO may rely on information reasonably believed by it to be accurate and reliable. As an inducement for PIMCO’s undertaking to render services under this Agreement, each Fund agrees that neither PIMCO nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of PIMCO’s duties, or by reason of reckless disregard of PIMCO’s obligations and duties under this Agreement. This provision shall govern only the liability to each Fund of PIMCO and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Fund or PIMCO or provide a defense for any other person including persons that provide services for the Fund as described in this Agreement.

9. Non-Exclusivity. The services of PIMCO to each Fund under this Agreement are not to be deemed exclusive as to PIMCO and PIMCO will be free to render similar services to other investment companies and other clients. Except to the extent necessary to perform PIMCO’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of PIMCO, or any affiliate of PIMCO, or any employee of PIMCO, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

10. Independent Contractor. PIMCO shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees/Directors of each Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed its agent.

11. Use of Name. It is understood that the names “Pacific Investment Management Company LLC” or “PIMCO” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by

PIMCO and its affiliates are the valuable property of PIMCO and its affiliates, and that each Fund may use such names (or derivatives or logos) only as permitted by PIMCO.

12. Several Agreement of Each Fund. This Agreement, including all covenants, representations, warranties, and undertakings of any kind shall be construed so as to give effect to the intention of the parties that this Agreement constitutes a separate agreement between each Fund and PIMCO. The parties acknowledge and agree that the rights and obligations of each Fund hereunder, including as to any fees payable by the Fund to PIMCO or liabilities or other obligations of PIMCO to the Fund or of the Fund to PIMCO, shall be several and independent of one and other and neither joint nor joint and several with respect to any other Fund. Notwithstanding anything to the contrary contained in this Agreement, each party acknowledges and agrees that the sole source of payment of the obligations of any Fund hereunder shall be the assets of such Fund, and that PIMCO shall have no right of recourse or offset against the revenues and assets of any other Fund.

13. Fund Obligation. With respect to those Funds that are organized as Massachusetts business trusts, a copy of the Agreement and Declaration of Trust of each Fund that is a Massachusetts business trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of each Fund by an officer of the Fund as an officer and not individually and that the obligations imposed on each Fund by this Agreement are not binding upon any of the Trustees/Directors, officers or shareholders individually but are binding only upon the assets and property of the Fund.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

15. Miscellaneous. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder, or the Commodity Exchange Act, or any rule or order of the Commodity Futures Trading Commission thereunder.

(a) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party, hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(b) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

(Remainder of page left intentionally blank.)

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

PCM Fund, Inc.	PIMCO California Municipal Income Fund

By:	By:
Title:	Title:

PIMCO California Municipal Income Fund II	PIMCO California Municipal Income Fund III

By:	By:
Title:	Title:

PIMCO Corporate & Income Strategy Fund	PIMCO Corporate & Income Opportunity Fund

By:	By:
Title:	Title:

PIMCO Dynamic Income Fund	PIMCO Dynamic Credit Income Fund

By:	By:
Title:	Title:

PIMCO Global StocksPLUS & Income Fund	PIMCO High Income Fund

By:	By:
Title:	Title:

PIMCO Income Opportunity Fund	PIMCO Municipal Income Fund

By:	By:
Title:	Title:

PIMCO Municipal Income Fund II	PIMCO Municipal Income Fund III

By:	By:
Title:	Title:

PIMCO New York Municipal Income Fund I	PIMCO New York Municipal Income Fund II

By:	By:
Title:	Title:

PIMCO New York Municipal Income Fund III	PIMCO Strategic Income Fund, Inc.

By:	By:
Title:	Title:

Pacific Investment Management Company LLC

By:
Title:

SCHEDULE A

(as of             , 2014)

Fund	State of Organization/Incorporation	Fee
PCM Fund, Inc.	Maryland corporation	0.900% of total managed assets. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

PIMCO California Municipal Income Fund	Massachusetts business trust	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO California Municipal Income Fund II	Massachusetts business trust	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO California Municipal Income Fund III	Massachusetts business trust	0.715% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO Corporate & Income Strategy Fund	Massachusetts business trust	0.810% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO Corporate & Income Opportunity Fund	Massachusetts business trust	0.650% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

Fund	State of Organization/Incorporation	Fee
PIMCO Dynamic Income Fund	Massachusetts business trust	1.150% of total managed assets. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

PIMCO Dynamic Credit Income Fund	Massachusetts business trust	1.150% of total managed assets. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

PIMCO Global StocksPLUS & Income Fund	Massachusetts business trust	1.105% of total managed assets. Total managed assets includes total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

PIMCO High Income Fund	Massachusetts business trust	0.760% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

Fund	State of Organization/Incorporation	Fee
PIMCO Income Opportunity Fund	Massachusetts business trust	1.055% of total managed assets. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

PIMCO Municipal Income Fund	Massachusetts business trust	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO Municipal Income Fund II	Massachusetts business trust	0.685% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO Municipal Income Fund III	Massachusetts business trust	0.705% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO New York Municipal Income Fund	Massachusetts business trust	0.770% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO New York Municipal Income Fund II	Massachusetts business trust	0.735% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

Fund	State of Organization/Incorporation	Fee
PIMCO New York Municipal Income Fund III	Massachusetts business trust	0.860% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

PIMCO Strategic Income Fund, Inc.	Maryland corporation	0.955% of average daily net asset value of the Fund (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).

Appendix B

Description of the Portfolio Management Agreements

PIMCO currently serves as the sub-adviser for each Fund pursuant to the applicable Portfolio Management Agreement. The following chart provides the date of the Portfolio Management Agreement with respect to each Fund and the date it was submitted to Shareholders for approval. The Portfolio Management Agreement for each Fund (other than PCM and RCS) was last submitted to the Fund’s sole initial Shareholder in connection with such Fund’s organization. The Portfolio Management Agreements for PCM and RCS were last submitted to Shareholders in connection with PIMCO becoming a sub-adviser in connection with AGIFM become the investment manager of those Funds in 2008.

	Date of Portfolio Management Agreement	Date Submitted to Shareholders
PTY	11/19/2002	12/16/2002
PCN	11/13/2001	12/13/2001
PCI	12/17/2012	01/25/2013
PDI	05/7/2012	05/23/2012
PGP	05/16/2005	05/23/2005
PHK	04/08/2003	04/08/2003
PKO	11/20/2007	11/20/2007
RCS	08/28/2008	08/27/2008
PCM	04/23/2008	04/23/2008
PCQ	06/20/2001	06/20/2001
PCK	06/18/2002	06/18/2002
PZC	09/20/2002	10/22/2002
PMF	06/20/2001	06/20/2001
PML	06/18/2002	06/18/2002
PMX	09/20/2002	10/22/2002
PNF	06/20/2001	06/20/2001
PNI	06/18/2002	06/18/2002
PYN	09/20/2002	10/22/2002

Services. Under the terms of each Portfolio Management Agreement, PIMCO, subject to the supervision of the Board and of AGIFM, furnishes continuously an investment program for the applicable Fund, makes all related investment decisions on behalf of the applicable Fund and places all orders for the purchase and sale of portfolio securities and all other investments. PIMCO is responsible for daily monitoring of the investment activities and portfolio holdings of the Funds in connection with the Funds’ compliance with their respective investment objective(s), policies and restrictions. PIMCO intends for the same teams of investment professionals to continue to manage each Fund’s investment portfolio and, as such, it is not expected that the day-to-day portfolio management services will change. Rather, the Proposal, if approved, will require PIMCO to provide a broader range of investment management and supervisory and administrative services under the Proposed Agreement as compared to the portfolio management services required by the Portfolio Management Agreements, in replacement of AGIFM as the current investment manager.

Compensation. As compensation for PIMCO’s services rendered under each Portfolio Management Agreement, and for the expenses borne by PIMCO, AGIFM (and not the Funds) pays PIMCO a fee accrued daily and paid monthly, at the annual rates set forth in the table below.

Annual Management Fee Rate Under each Portfolio Management Agreement
PTY[1]	0.450%[5]
PCN[1]	0.420%
PCI[2]	1.025%
PDI[2]	1.025%
PGP[3]	1.025%
PHK[1]	0.500%
PKO[4]	0.900%
RCS[1]	0.725%
PCM[4]	0.675%
PCQ[1]	0.370%
PCK[1]	0.500%
PZC[1]	0.500%
PMF[1]	0.370%
PML[1]	0.500%
PMX[1]	0.500%
PNF[1]	0.370%
PNI[1]	0.500%
PYN[1]	0.500%

1.	Fees calculated based on the Fund’s average daily net assets (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
2.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

3.	Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
4.

Fees calculated based on the Fund’s average daily “total managed assets,” which means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

5.

The Portfolio Management Agreement with respect to PTY provides that the portfolio management fee paid by AGIFM to PIMCO shall be at the maximum annual rate of 0.55% of PTY’s average daily net assets, provided that the fee will be reduced to 0.45% if and while AGIFM is obligated to pay a fee to Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) pursuant to an Additional Compensation Agreement between AGIFM and Merrill Lynch (the “Additional Compensation Agreement”) with respect to PTY. As of the date of this Proxy Statement, the Additional Compensation Agreement is still in effect.

Termination/Amendment. Each Portfolio Management Agreement took full force and effect as to the applicable Fund for an initial two-year period, and has been subject thereafter to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Trustees/Directors, or a majority of the Fund’s outstanding voting securities and, in either event, by the vote cast in person by a majority of the Independent Trustees/Directors). Each Portfolio Management Agreement may be terminated by the applicable Fund either by vote of a majority of the Trustees/Directors, or by the affirmative vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalty, at any time by written notice to AGIFM and PIMCO. AGIFM may at any time terminate a Portfolio Management Agreement by not less than sixty (60) days’ written notice to PIMCO, and PIMCO may at any time terminate a Portfolio Management Agreement by not less than sixty (60) days’ written notice to the Fund and AGIFM. A Portfolio Management Agreement may not be materially amended unless such material amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the applicable Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Independent Trustees/Directors of the applicable Fund. Additionally, each Portfolio Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

If the Proposal is approved with respect to a Fund, the Fund’s Portfolio Management Agreement will automatically terminate in connection with the termination of the Fund’s Current Agreement.

Liability. Each Portfolio Management Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of PIMCO, or reckless disregard of its obligations and duties under the applicable Portfolio Management Agreement, PIMCO, including its officers, directors and members, will not be subject to any liability to AGIFM, to the applicable Fund, or to any shareholder, officer, partner or Trustee/Director thereof, for any act or omission in the course of, or in connection with, rendering services under such Portfolio Management Agreement.

Appendix C

Expense Example

The following example illustrates a hypothetical Shareholder’s total expenses under both the Current Agreements and the Proposed Agreement on a $1,000 investment in a Fund, assuming (1) that the Funds’ assets do not increase or decrease (including through the use of leverage); (2) that the Funds’ total expenses remain the same as shown in the Annual Expenses and Pro Forma Annual Expenses Tables in the Proxy Statement and (3) a five percent annual return. The example should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. The example assumes that the estimated Interest Expenses on Borrowed Funds and Other Expenses set forth in the Annual Expenses and Pro Forma Annual Expenses Tables in the Proxy Statement are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, each Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The actual amount of interest expense borne by a Fund will vary over time in accordance with the level of the Fund’s use of certain forms of leverage and/or variations in market interest rates.

	1 Year		3 Years		5 Years		10 Years
Fund	Under Current Agreement	Pro Forma Under Proposed Agreement	Under Current Agreement	Pro Forma Under Proposed Agreement	Under Current Agreement	Pro Forma Under Proposed Agreement	Under Current Agreement	Pro Forma Under Proposed Agreement
PTY	$9	$9	$29	$28	$51	$49	$112	$110
PCN	$11	$11	$35	$34	$61	$59	$134	$132
PCI	$16	$15	$49	$47	$84	$82	$183	$179
PDI	$32	$32	$98	$97	$167	$165	$350	$346
PGP	$20	$20	$63	$61	$107	$105	$232	$227
PHK	$11	$11	$35	$34	$61	$60	$135	$132
PKO	$19	$19	$58	$57	$100	$99	$216	$214
RCS	$14	$14	$44	$44	$77	$75	$168	$165
PCM	$21	$20	$64	$63	$110	$108	$238	$234
PCQ	$14	$14	$43	$42	$74	$73	$163	$160
PCK	$14	$14	$44	$43	$77	$75	$168	$165
PZC	$14	$14	$44	$43	$76	$74	$166	$163
PMF	$13	$13	$41	$40	$71	$69	$155	$152
PML	$12	$12	$38	$38	$66	$65	$146	$144
PMX	$13	$13	$41	$40	$71	$70	$156	$154
PNF	$14	$14	$45	$43	$77	$75	$170	$164
PNI	$15	$15	$47	$46	$81	$79	$178	$173
PYN	$18	$17	$54	$51	$94	$89	$203	$193

C-1

Appendix D

Principal Executive Officers and Directors of AGIFM

Julian F. Sluyters, Chairman of Management Board

John C. Carroll, Member of Management Board

David B. Jobson, Member of Management Board

John C. Maney, Member of Management Board

Thomas J. Fuccillo, Managing Director and Chief Legal Officer

Albert Pisano, Director and Chief Compliance Officer

Michael J. Puntoriero, Chief Financial Officer

D-1

Appendix E

Principal Executive Officers and Directors of PIMCO

William H. Gross, Managing Director, Chief Investment Officer and Executive Committee Member

Douglas M. Hodge, Managing Director, Chief Executive Officer and Executive Committee Member

Jay Jacobs, Managing Director, President and Executive Committee Member

Daniel J. Ivascyn, Managing Director, Deputy Chief Investment Officer and Executive Committee Member

Brent R. Harris, Managing Director and Executive Committee Member

Wendy Cupps, Managing Director and Executive Committee Member

Jon Short, Managing Director and Executive Committee Member

David C. Flattum, Managing Director and General Counsel

Jennifer E. Durham, Managing Director and Chief Compliance Officer

E-1

Appendix F

Outstanding Shares and Significant Shareholders

The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PTY	[—]	13,000
PCN	[—]	6,760
PCI	[—]	—
PDI	[—]	—
PGP	[—]	—
PHK	[—]	11,680
PKO	[—]	—
RCS	[—]	—
PCM	[—]	—
PCQ	[—]	6,000
PCK	[—]	6,520
PZC	[—]	5,000
PMF	[—]	7,600
PML	[—]	14,680
PMX	[—]	7,560
PNF	[—]	1,800
PNI	[—]	3,160
PYN	[—]	1,280

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

As of the Record Date, the Trustees/Directors and the officers of each Fund as a group and individually [beneficially owned less than one percent (1%) of each Fund’s outstanding Shares] and, to the knowledge of the Funds, the following entities beneficially owned more than five percent (5%) of a class of a Fund:

Beneficial Owner	Fund	Percent of Ownership of Class
[—]	[—]	[—]
[—]	[—]	[—]

[This information is based on publicly available Schedule 13D and 13G disclosures filed with the SEC.]

F-1

FORM OF PROXY CARD

Common Shareholders of [Fund]

For the Special Meeting of Shareholders to be held on June 9, 2014

The undersigned holder(s) of common shares of [FUND], a Massachusetts business trust (the “Fund”) hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Joint Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [•], 2014.

This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side hereof and, in the discretion of the proxies, on any other matters that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side hereof with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof as they shall decide.

	Signature	Date

[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]	Signature (if held jointly)	Date
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]
Title if a corporation, partnership or other entity

Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of Trustees of the Fund, which unanimously recommends that you vote

“FOR” the Proposals.

To vote by Internet:
1) Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2) Log on to [•] and enter the control number and check digit that appears in the box to the right.
3) Follow the simple instructions.
To vote by Telephone:	Check Digit
1) Read the Proxy Statement and have your Proxy Card at hand.
2) Call toll-free [•] and enter the control number that appears in the box to the right.
3) Follow the simple instructions.
To vote by Mail:
1) Read the Proxy Statement.
2) Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by Internet or telephone using the control number and check digit that appears above. Voting by Internet or telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[Fund Name]

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted FOR the Proposal. Your proxy is important to assure a quorum at the Special Meeting of shareholders, whether or not you plan to attend the Special Meeting in person. Voting now will not affect your right to attend the Special Meeting and vote in person; you may revoke this proxy at any time before it has been voted at the Special Meeting.

To vote mark one box in blue or black ink. Example:  ☒

PROPOSAL:

1.	To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please check this box if you plan to attend the Special Meeting.  ☐

LOG-ON: Vote on the internet at [•] and follow the on-screen instructions.

CALL: To vote by phone call toll-free [•] and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June 9, 2014. The Proxy Statement and the Annual Report to shareholders for the Fund’s most recently ended fiscal year is also available at [www.proxyvote.com].

“Scanner Bar Code”
TAG ID:	CUSIP:

FORM OF PROXY CARD

Preferred Shareholders of [Fund]

For the Special Meeting of Shareholders to be held on June 9, 2014

The undersigned holder(s) of preferred shares of [FUND], a Massachusetts business trust (the “Fund”) hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Joint Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [•], 2014.

This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side hereof and, in the discretion of the proxies, on any other matters that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side hereof with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof as they shall decide.

	Signature	Date

[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]	Signature (if held jointly)	Date
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]
Title if a corporation, partnership or other entity

Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of Trustees of the Fund, which unanimously recommends that you vote

“FOR” the Proposals.

To vote by Internet:
1) Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2) Log on to [•] and enter the control number and check digit that appears in the box to the right.
3) Follow the simple instructions.
To vote by Telephone:	Check Digit
1) Read the Proxy Statement and have your Proxy Card at hand.
2) Call toll-free [•] and enter the control number that appears in the box to the right.
3) Follow the simple instructions.
To vote by Mail:
1) Read the Proxy Statement.
2) Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by Internet or telephone using the control number and check digit that appears above. Voting by Internet or telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[Fund Name]

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted FOR the Proposal. Your proxy is important to assure a quorum at the Special Meeting of shareholders, whether or not you plan to attend the Special Meeting in person. Voting now will not affect your right to attend the Special Meeting and vote in person; you may revoke this proxy at any time before it has been voted at the Special Meeting.

To vote mark one box in blue or black ink. Example:  ☒

PROPOSAL:

1.	To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please check this box if you plan to attend the Special Meeting.  ☐

LOG-ON: Vote on the internet at [•] and follow the on-screen instructions.

CALL: To vote by phone call toll-free [•] and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June 9, 2014. The Proxy Statement and the Annual Report to shareholders for the Fund’s most recently ended fiscal year is also available at [www.proxyvote.com].

“Scanner Bar Code”
TAG ID:	CUSIP:

FORM OF PROXY CARD

Common Shareholders of [Fund]

For the Special Meeting of Shareholders to be held on June 9, 2014

The undersigned holder(s) of common shares of [FUND], a Maryland corporation (the “Fund”) hereby appoint(s) Lawrence G. Altadonna and Thomas J. Fuccillo, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Joint Special Meeting of shareholders of the Fund (the “Special Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 9, 2014 beginning at 9:30 A.M. Eastern Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement dated [•], 2014.

This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side hereof and, in the discretion of the proxies, on any other matters that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.

The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided on the reverse side hereof with respect to the proposals. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof as they shall decide.

	Signature	Date

[ADDRESS LINE 1]
[ADDRESS LINE 2]
[ADDRESS LINE 3]	Signature (if held jointly)	Date
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]
[ADDRESS LINE 7]
Title if a corporation, partnership or other entity

Note: Please sign this proxy exactly as your name or names appears on the account (as appears to the left). Each joint tenant should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by an authorized officer and if a partnership, please sign in full partnership name by authorized person.

• FOLD HERE •

This proxy is solicited by the Board of Directors of the Fund, which unanimously recommends that you vote

“FOR” the Proposals.

To vote by Internet:
1) Read the Proxy Statement and have your Proxy Card at hand.	Control Number:
2) Log on to [•] and enter the control number and check digit that appears in the box to the right.
3) Follow the simple instructions.
To vote by Telephone:	Check Digit
1) Read the Proxy Statement and have your Proxy Card at hand.
2) Call toll-free [•] and enter the control number that appears in the box to the right.
3) Follow the simple instructions.
To vote by Mail:
1) Read the Proxy Statement.
2) Vote on the reverse side, sign and date where indicated above, and return the Proxy Card in the postage-paid envelope provided.

We encourage you to vote by Internet or telephone using the control number and check digit that appears above. Voting by Internet or telephone will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.

TAGID: “TAG ID”	CUSIP: “CUSIP”

PROXY CARD

[Fund Name]

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no specification is made, the shares represented by this proxy will be voted FOR the Proposal. Your proxy is important to assure a quorum at the Special Meeting of shareholders, whether or not you plan to attend the Special Meeting in person. Voting now will not affect your right to attend the Special Meeting and vote in person; you may revoke this proxy at any time before it has been voted at the Special Meeting.

To vote mark one box in blue or black ink. Example:  ☒

PROPOSAL:

1.	To approve an Investment Management Agreement between the Fund and Pacific Investment Management Company LLC.

FOR	AGAINST	ABSTAIN

☐	☐	☐

Please check this box if you plan to attend the Special Meeting.  ☐

LOG-ON: Vote on the internet at [•] and follow the on-screen instructions.

CALL: To vote by phone call toll-free [•] and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders To Be Held on June 9, 2014. The Proxy Statement and the Annual Report to shareholders for the Fund’s most recently ended fiscal year is also available at [www.proxyvote.com].

“Scanner Bar Code”
TAG ID:	CUSIP: